                                                      The Hirtle Callaghan Trust
================================================================================

                                  __________
                                  Prospectus
                                  __________


                                  September 25, 2000





  The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents

============================================================================================================
A Summary of the risks, past performance                Portfolio Descriptions and Expenses
and fees of each Portfolio                              -----------------------------------

                                                          The Equity Portfolios
                                                            The Value Equity Portfolio
                                                            The Growth Equity Portfolio
                                                            The Small Capitalization Equity Portfolio
                                                            The International Equity Portfolio
                                                          The Income Portfolios
                                                            The Intermediate Term Municipal Bond Portfolio
                                                            The Fixed Income Portfolio
                                                            The High Yield Bond Portfolio
                                                            The Fixed Income II Portfolio

An overview of securities that may be                   Investment Risk and Strategies
purchased, investment techniques that may be            ------------------------------
used and the risks associated with them.

A look at the people and organizations                  Management of the Trust
responsible for the investments and                     -----------------------
operation of the Trust's Portfolios                         Hirtle Callaghan & Co., Inc.
                                                            The Specialist Managers

Your guide to an account in the                         Shareholder Information
Hirtle Callaghan Trust                                  -----------------------
                                                            Purchases and Redemptions
                                                            Dividends, Distributions and Taxes

Selected Per Share Information                          Financial Highlights
                                                        --------------------

                                                        Where to Learn More
                                                        -------------------

Introduction to The Hirtle Callaghan Trust

================================================================================

The Trust offers both     The Hirtle Callaghan Trust ("Trust") offers eight
equity-oriented and       separate investment portfolios (each a "Portfolio").
fixed income              Of these, four -- The Equity Portfolios -- invest
investments.              primarily (i.e. at least 65% of total assets) in
                          equity securities. The remaining four portfolios --The
                          Income Portfolios -invest primarily in fixed income
                          securities. Hirtle Callaghan & Co. serves as the
                          overall sponsor and investment adviser to the Trust,
                          monitoring the performance of the individual
                          Portfolios and advising the Trust's Board of Trustees.
Portfolio management is   Day-to-day investment decisions are made for the
provided by Specialist    Portfolios by one or more independent money management
Managers seeking          organizations -- the Specialist Managers. The Equity
securities whose          Portfolios are designed to operate on a
long-term economic        "multi-manager" basis. This means that each of the
value is not reflected    Trust's Portfolios may be managed by more than one
in current market         Specialist Manager. Each of the Equity Portfolios has
prices                    retained two separate portfolio management firms to
                          make investment decisions on its behalf. The multi-
Top-down investing        manager structure of the Equity Portfolios is designed
means focusing on         to combine a bottom-up stock selection philosophy and
industry and economic     top-down investment approach.
trends, often in the
context of investment     There are two basic risks to which all mutual funds,
modeling techniques       including each of the Portfolios of the Trust, are
that incorporate risk,    subject. Mutual fund shareholders run the risk that
capitalization and        the value of the securities held by a Portfolio may
industry                  move down in response to general market and economic
characteristics of a      conditions, or conditions that affect specific market
"benchmark index," to     sectors or individual companies. This is referred to
identify individual       as "market risk." The second risk common to all mutual
securities and market     fund investments is "management risk" --the risk that
sectors that may offer    investment strategies employed in the investment
investment                selection process may not result in an increase in the
opportunities, often      value of your investment or in overall performance
before analyzing          equal to other investments.
information relating
to specific issuers.      Investments in any one of the Equity Portfolios also
                          involve other risks. One of these, which we refer to
                          here as "multi-manager risk" is the risk that the
                          Trust may be unable to (a) identify and retain
                          Specialist Managers who achieve superior investment
                          records relative to other similar investments; (b)
                          pair Specialist Manager that have complementary
                          investment styles (e.g., top-down vs. bottom-up
                          investment selections processes; or (c) effectively
                          allocate Portfolio assets among Specialist Managers to
Bottom-up investing       enhance the return and reduce the volatility that
means seeking             would typically be expected of any one management
investment                style. Moreover, use of the multi-manager structure
opportunities by          may, under certain circumstances, incur costs that
analyzing fundamental     might not occur in a portfolio that is served by a
information about a       single Specialist Manager. For example, one Specialist
company -- factors        Manager may sell a security that is to be purchased by
such as earnings and      another Specialist Manager for the same Portfolio or a
sales, product lines      Portfolio may experience a higher portfolio turnover
and the ability of the    (e.g., over 100% year) in the event that one
company's management.     Specialist Manager is replaced by another. In either
                          circumstance, higher transaction costs are likely to result and will reduce total return.

                          "Sector risk" may also affect your investment in an
                          Equity Portfolio. Sector risk is the risk that the
                          value of a mutual fund that holds a substantial
                          position in companies in a particular market sector
                          (e.g. technology or financial services) will be
                          adversely affected by economic trends, new
                          technologies, regulatory developments or other factors
A "benchmark index" is    that affect companies in that sector. Because the
an independently          investment selection processes followed by certain of
compiled index of         the Specialist Managers that serve the Value Equity,
securities that may       Growth Equity and Small Capitalization Equity
serve as a performance    Portfolios may be made with reference to industry and
standard or a proxy       market sectors represented in the "benchmark index"
for asset allocation      for the portfolio each serves, these Portfolios may
purposes.                 hold a substantial position in one or more of the
                          market sectors that are represented in that benchmark
                          index. For example, as of the date of this prospectus,
                          a substantial proportion of the companies represented
                          in these benchmark indices may be considered to be
                          "technology companies" and, as a result, these indices
                          may be disproportionately affected by developments in
Your investment in any    the technology sector. To the extent that such
Portfolio of the Trust    developments are negative and to the extent that the
involves a risk that      portfolio in which you invest holds a substantial
you will lose money on    position in the technology sector, the value of your
your investment.          investment is likely to also be negatively affected. A
                          more detailed discussion of this matter appears under the heading "Investment Risk and Strategies" later in this prospectus.

                          Depending on the investments made by an individual Portfolio and the investment strategies and techniques used by its Specialist Manager(s), a Portfolio may be subject to additional risks. On the following pages you will find a Portfolio-by-Portfolio summary of the investment policies of each Portfolio of the Trust, illustrations of the past performance of the individual Portfolios and the expenses that you will bear as a shareholder of each Portfolio, and a summary of the investment risks to which each Portfolio may be subject. A more detailed discussion of these investment risks appears under the heading "Investment Risk and Strategies" later in this prospectus.

Fund Description and Risk Factors -- The Value Equity Portfolio
================================================================================

Investment Objective. The investment objective of this Portfolio is to provide total return consisting of capital appreciation and current income. The Value Equity Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities.

Principal Investment Strategies. In selecting securities for the Portfolio, the Specialist Managers follow a value-oriented investment approach. "Value investing" means that the Specialist Managers seek to identify securities whose market price is lower than might be expected based on the intrinsic value of the issuing company, as measured by fundamental investment considerations such as earnings, book value and dividend paying ability. When the market price of such an "undervalued" security increases to more accurately reflect the intrinsic value of the issuing company, the Portfolio can be expected to realize a capital gain upon their sale. In general, value-oriented funds such as The Value Equity Portfolio may appeal to investors who want some dividend income and the potential for capital gains, but are less tolerant of the share-price fluctuations typical in growth-oriented funds. It is anticipated that many of the common stocks in which the Portfolio invests will be dividend paying issues. Up to 15% of the Portfolio's total assets may be invested in other income-producing securities, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the Portfolio's total assets may also be invested in securities issued by non-U.S. companies. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100%/year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Higher transaction costs will reduce total return. The Portfolio may engage in transactions involving "derivative instruments" -- option or futures contracts, Standard & Poor's Depositary Receipts (referred to as "SPDRs") and similar instruments -- in order to hedge against fluctuations in market price of the securities in which the Portfolio primarily invests.

Specialist Managers. Institutional Capital Corporation ("ICAP") and Geewax Terker & Co. ("Geewax") currently provide portfolio management services to this Portfolio.

The ICAP Investment        ICAP adheres to a value-oriented, fundamental
Selection Process          investment style. Its investment process involves
                           three key components: valuation, identification of a "catalyst" and research. First, ICAP uses its proprietary valuation models to identify, from a universe of approximately 450 well established large- and mid-capitalization companies, those companies that ICAP believes offer the best values relative to this universe. From these undervalued companies, stocks that exhibit deteriorating earnings trends are eliminated. Next, ICAP looks beyond traditional measures of value to find companies where ICAP believes there exists a catalyst for positive change.
                           The catalyst can be thematic (e.g., consolidation of the banking industry), something that would benefit a number of companies (e.g. new technologies or product markets), or an event that is company specific (e.g., a corporate restructuring or the introduction of a new product). An integral part of ICAP's disciplined process is communication with the top management at each of these companies, and often the customers, competitors and suppliers of these companies. ICAP continuously monitors each security and, generally, will consider selling a security if believes that the price target established by ICAP for the security involved has been achieved, the catalyst is no longer a factor for positive change or another stock offers greater opportunity for appreciation.

The Geewax Investment      Geewax adheres to a top-down quantitative investment
Selection Process          philosophy. In selecting investments for the
                           Portfolio, Geewax uses a proprietary valuation system to identify those market sectors and industries that Geewax believes have good prospects for growth.
                           Geewax then conducts in-depth analysis of the market capitalization, cash flow, earnings and revenues and other financial characteristics of individual companies within those sectors or industries.
                           Decisions with respect to both the purchase and disposition of securities are made using a variety of proprietary investment models and with a view to structuring and maintaining an investment portfolio that has risk, capitalization and industry characteristics similar to the Russell 1000 Value
                           Index(R).

================================================================================

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

 .  Equity Market Risk -- The market value of     . Credit Risk -- convertible
   an equity security and the equity markets     securities are subject to the
   in general can be volatile.                   risk that the issuing company
                                                 may be fail to make principal
                                                 and interest payments when due.

 .  Foreign Securities Risk -- Non-U.S.           . Derivative Risk -- the value
   companies may be adversely affected by        of derivative instruments may
   political, social and/or economic             rise or fall more rapidly than
   developments abroad and differences           other investments and there is
   between U.S. and foreign regulatory           a risk that the Portfolio may
   requirements and market practices.            more than the amount invested
                                                 in the derivative instrument in
                                                 the first place. Derivative
                                                 instruments also involve the
 .  Foreign Currency Risk -- the value of         risk that other parties to the
   securities denominated in foreign             derivative contract may fail to
   currencies may fall if the value of           meet their obligations, which
   that currency relative to the U.S. dollar     could cause losses to the
   falls, and may be adversely affected by       Portfolio. Further information
   volatile currency markets, or actions of      about these instruments, and
   U.S. and foreign governments or central       the extent to which the
   banks.                                        Portfolio may use them, appears
                                                 in this prospectus under the
                                                 headings "Investment Risks and
                                                 Strategies -- About Hedging
                                                 Strategies" and "About Other
                                                 Permitted Instruments."

 .  Interest Rate Risk -- convertible             . Mid-Cap Risk - although the
   securities are subject to the risk that,      Portfolio's benchmark index is
   if interest rates rise, the value of          considered an indicator of the
   income-producing securities may               performance of large
   experience a corresponding decline.           capitalization stocks, the
                                                 index does include "mid-cap"
                                                 issuers and the Portfolio and
                                                 the Portfolio may invest in
                                                 these companies. These
                                                 companies may have more limited
                                                 financial resources, markets
                                                 and depth of management than
                                                 larger companies. As of the
                                                 date of this prospectus,
                                                 companies with a market
                                                 capitalization of between $2
                                                 billion and $8 billion would
                                                 likely be included in the "mid-
                                                 cap" range.

Performance and Shareholder Expenses -- The Value Equity Portfolio
================================================================================

The chart and table below show how The Value Equity Portfolio has performed and how its performance has varied year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance fore each full calendar year since the Portfolio's inception. The table accompanying the bar chart compares the Portfolio's performance over time to that of the Russell 1000 Value Stock Index(R), widely recognized, unmanaged index of common stocks. All of the information below -- the bar chart, tables and examples -- assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.
                    Year-by-Year Total Returns as of 12/31*

                           [BAR CHART APPEARS HERE]

                          1996      1997      1998      1999
                         21.24%    30.87%    9.15%     10.89%

                         Average Annual Total Returns

                                      12 mos.        From
                                  ended 12/31/99  inception
                                  --------------  ---------
           Value Equity                    10.89%   18.65%
                                           -----    -----

           Russell 1000
           Value
           Stock Index                      7.35%   20.64%
                                            ----    -----

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30. The Portfolio's return for calendar year 2000, as of June 30, 2000 was (3.74)% (annualized).

----------------------------------------------------------
          Best  quarter:  4/th/ Qtr. 1998     13.62%
          Worst quarter:  3/rd/ Qtr. 1999     (9.78)%
----------------------------------------------------------


Shareholder Expenses                          Example: This Example is intended
                                              -------
The following table describes the fees and    to help you compare the cost of
expenses that you may pay if you buy and      investing in the Portfolio with
hold shares of the Portfolio.                 the cost of investing in other
                                              mutual funds. The Example assumes
Shareholder Fees                              that you invest $10,000 in the
(Fees paid directly from your investment,     Portfolio for the time periods
expressed as a percentage of offering price)  indicated and then redeem all of your shares at the end of those
Maximum Sales Charges ...............   None  periods. The Example also assume
Maximum Redemption Fee...............   None  that your investment has a 5%
                                              return each year and that the
Annual Operating Expenses                     Portfolio's operating expenses
(Expenses that are deducted from the          remain the same. Although your
Portfolio's assets, expressed as a            actual cost may be higher or
percentage of average net assets)             lower, based on these assumptions,
                                              your costs would be:

Management Fees......................    38%      1   Year..........  $ 56
Other Expenses.......................    17%      3   Years.........  $176
Total Portfolio                                   5   Years.........  $307
Operating Expenses...................    55%      10  Years.........  $689

Fund Description and Risk Factors -- The Growth Equity Portfolio
================================================================================

Investment Objective. The investment objective of this Portfolio is to provide capital appreciation, with income as secondary consideration. The Portfolio will seek to achieve this objective by investing primarily in a diversified portfolio of equity securities.

Principal Investment Strategies. In selecting securities for the Portfolio, the Specialist Managers follow a growth-oriented investment approach. "Growth investing" means that Specialist Managers will generally focus on companies believed to have above-average potential for growth in revenue and earnings. As a growth-oriented investment, The Growth Equity Portfolio may appeal to investors willing to accept more share-price fluctuation than may be the case for The Value Equity Portfolio, in exchange for the potential for greater increases in share prices. Although some of the equity securities in which the Portfolio will invest are expected to be dividend-paying issues, income is a secondary consideration in the stock selection process. Accordingly, dividends paid by The Growth Equity Portfolio can generally be expected to be lower than those paid by The Value Equity Portfolio. However, the Portfolio may invest up to 15% of its total assets in income-producing securities, such as preferred stocks or bonds, that are convertible into common stock. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100% year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Higher transaction costs will reduce total return. In addition, a maximum of 20% of the Portfolio's total assets may be invested in securities of non-U.S. issuers. The Portfolio may engage in transactions involving "derivative instruments" --option or futures contracts, Standard & Poor's Depositary Receipts (referred to as "SPDRS") and similar instruments -- in order to hedge against fluctuations in market price of the securities in which the Portfolio primarily invests.

Specialist Managers. Jennison Associates LLC ("Jennison") and Goldman Sachs Asset Management ("GSAM") currently provide portfolio management services to this Portfolio.

The Jennison Investment         Jennison selects stocks on a company-by-company
Selection Process               basis using fundamental analysis. This bottom-up
                                approach emphasizes companies that are
                                experiencing some or all of the following:
                                above-average revenues and earnings per share, growth, improving profitability and /or strong market position. Often, companies selected for investment are believed by Jennison to have superior management, unique marketing competence, strong research and development and financial discipline. Generally, Jennison will consider selling a security if believes the earnings or growth potential initially identified by Jennison has been realized; the factors that underlie the original investment decision are no longer valid; or a more attractive situation is identified.

The GSAM Investment Selection   In selecting investments for the Portfolio, GSAM
Selection Process               emphasizes a company's growth prospects.
                                Investments are selected using both a variety of quantitative techniques and fundamental research, with a view to maintaining risk, capitalization and industry characteristics similar to the Russell 1000 Growth Index(R).
                                GSAM monitors the performance of securities it purchases for the Portfolio through the use of a proprietary computerized ranking system designed to forecast the returns of securities acquired for the Portfolio by GSAM and, within this framework may consider selling a security when forecasted returns are not achieved. GSAM also attempts to limit the extent to which positions acquired by GSAM for the Portfolio deviate from the benchmark.

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

 .  Equity Market Risk - The market value      .  Credit Risk -- convertible
   an equity security and the equity             securities are subject to the
   markets in general can be volatile.           risk that the issuing Company
                                                 may fail to make principal and
                                                 interest payments when due.

================================================================================

 .  Foreign Securities Risk -- Non-U.S.           Derivative Risk -- the value of
   Companies may be adversely affected by        derivative instruments may rise
   political, social and/or economic             or fall more rapidly than other
   developments abroad and differences           investments and there is a risk
   between U.S. and foreign regulatory           that the Portfolio may lose
   requirements and market practices.            more than the amount invested
                                                 in the derivative instrument in
 .  Foreign Currency Risk -- the value of         the first place. Derivative
   securities denominated in foreign             instruments also involve the
   currencies may fall if the value of that      risk that other parties to the
   currency relative to the U.S. dollar          derivative contract may fail to
   falls, and may   be adversely affected by     meet their obligations, which
   volatile currency markets, or actions of      could cause losses to the
   U.S. and foreign governments or central       Portfolio. Further information
   banks.                                        about these instruments, and
                                                 the extent to which the
                                                 Portfolio may use them, appears
                                                 in this prospectus under the
                                                 headings "Investment Risks and
                                                 Strategies -- About Hedging
                                                 Strategies" and "About Other
                                                 Permitted Instruments."

 .  Interest Rate Risk - convertible              Mid-Cap Risk -- although the
   securities are subject to the risk that,      Portfolio's benchmark index is
   if interest rates rise, the value of          considered an indicator of the
   income-producing securities may experience    performance of large
   a corresponding decline.                      capitalization stocks, the
                                                 index does include "mid-cap"
                                                 issuers and the Portfolio may
                                                 invest in these companies.
                                                 These companies may have more
                                                 limited financial resources,
                                                 markets and depth of management
                                                 than larger companies. As of
                                                 the date of this prospectus,
                                                 companies with a market
                                                 capitalization of between $2
                                                 billion and $8 billion would
                                                 likely be included in the "mid-
                                                 cap" range.

Performance and Shareholder Expenses - The Growth Equity Portfolio
================================================================================

The chart and table below show how The Growth Equity Portfolio has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception. The table accompanying the bar chart compares the Portfolio's performance over time to that of Russell 1000 Growth Stock Index(R), a widely recognized, unmanaged index of common stocks. Both the bar chart and the table assume all dividends and distributions were reinvested in shares of the Portfolio. All of the information below -- the Bar chart, tables and example -- assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.

                    Year-by-Year Total Returns as of 12/31*

                           [BAR CHART APPEARS HERE]

                       1996      1997      1998      1999
                      20.11%    28.04%    32.54%    42.16%


                         Average Annual Total Returns

                           2 mos.              From
                      ended 12/31/99           inception
                      --------------           ---------
  Growth Equity            42.16%                28.06%

  Russell 1000
  Growth
  Index                    33.16%                30.58%


* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30. The Portfolio's return for calendar year 2000, as of June 30, 2000 was 3.38% (annualized).

        -----------------------------------------------------
          Best  quarter:   4/th/ Qtr. 1998     28.16%
          Worst quarter:   3/rd/ Qtr. 1998     (14.05)%
        -----------------------------------------------------

================================================================================

                                                                Example: This Example is intended to
                                                                -------
Shareholder Expenses                                            help you compare the cost of investing
The following table describes the fees and expenses that you    in the Portfolio with the cost of
may pay if you buy and hold shares of the Portfolio.            investing in other mutual funds. The
                                                                Example assumes that you invest
Shareholder Fees                                                $10,000 in the Portfolio for the time
(Fees paid directly from your investment, expressed as a        periods indicated and then redeem all
 percentage of offering price)                                  of your shares at the end of those
Maximum Sales Charges..........   None                          periods. The Example also assumes that
Maximum Redemption Fee.........   None                          your investment has a 5% return each
                                                                year and that the Portfolio's
Annual Operating Expenses                                       operating expenses remain the same.
(Expenses that are deducted from the Portfolio's assets,        Although your actual cost may be
 expressed as a percentage of average net assets)               higher or lower, based on these
                                                                assumptions, your costs would be:

                                                                    1   Year..............  $  63
Management Fees*...............   45%                               3   Years.............  $ 199
Other Expenses.................   17%                               5   Years.............  $ 346
Total Portfolio                                                     10  Years.............  $ 774
Operating Expenses.............   62%


* The figures shown reflect the total management fees payable by the Portfolio, including the maximum performance fee to which GSAM may be entitled under certain performance arrangements. This maximum fee may be applicable only if the GSAM portion of the Portfolio out performs the Russell 1000 Growth Index by 110 basis points (1.1%). A full description of the GSAM fee arrangement appears under the heading "Management of the Trust -- Specialist Managers." During the period shown, GSAM did not earn the maximum performance fee; actual management fees paid by the Portfolio were .35% and the Portfolio's actual operating expenses were .52%.


Fund Description and Risk Factors -- The Small Capitalization Equity Portfolio
================================================================================

Investment Objective. The investment objective of this Portfolio is to provide long term capital appreciation by investing primarily in equity securities of smaller companies.

Principal Investment Strategies. Companies in which the Portfolio may invest are those which, in the view of one or more of the Portfolio's Specialist Managers, have demonstrated, or have the potential for, strong capital appreciation due to the position of these companies in their markets relative to their competitors or target markets, anticipated earnings, changes in management or other factors. Under normal market conditions, at least 65% of the Portfolio's total assets are invested in equity securities of "small -cap" issuers. As of the date of this prospectus, companies with capitalizations of between $1.5 billion and $250 million at the time of purchase are considered small cap issuers. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100% year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Higher transaction costs will reduce total return. Up to 35% of the Portfolio's total assets may be invested in the equity securities of companies with above the small cap range at the time of purchase. The Portfolio may engage in transactions involving "derivative instruments" -- option or futures contracts, Standard & Poor's Depositary Receipts (referred to as "SPDRS") and similar instruments -- in order to hedge against fluctuations in market price of the securities in which the Portfolio primarily invests.

Specialist Managers. Frontier Capital Management Company ("Frontier") and Geewax Terker & Co. ("Geewax") currently provide portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Managers appears later in this Prospectus.


The Frontier Investment      Frontier seeks to identify companies with
Selection Process            unrecognized earning potential. Factors that may be
                             relevant in the process include earnings per share, growth and price appreciation. Frontier's investment process combines fundamental research with a valuation model that screens for equity valuation, forecasts for earnings growth and unexpectedly high or low earnings. Generally, Frontier will consider selling a security if Frontier believes earnings or growth potential initially identified by Frontier has been realized;
                             the factors that underlie the original investment decision are no longer valid; or a more attractive situation is identified.

Fund Description and Risk Factors -- The Small Capitalization Equity Portfolio
===============================================================================
(continued)
===========

The Geewax Investment    Geewax adheres to a top-down quantitative investment
Selection Process        philosophy. In selecting investments for the Portfolio,
                         Geewax uses a proprietary valuation system to identify those market sectors and industries that Geewax believes have good prospects for growth. Geewax then conducts in-depth analysis of the market capitalization, cash flow, earnings and revenues and other financial characteristics of individual companies within those sectors or industries. Decisions with respect to both the purchase and disposition of securities are made are made using a variety of proprietary quantitative techniques and with a view to maintaining risk, capitalization and industry characteristics similar to the Russell 2000 Small Cap
                         Stock Index(R).

Principal Investment
Risks. The principal risks associated with an investment in this Portfolio are:


 .  Equity Market Risk -- The market value of an equity        .  Small Cap Risk - small cap companies may be more
   security and the equity markets in general can                vulnerable to adverse business or economic developments. They
   be volatile.                                                  may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small
 .  Derivative Risk -- the value of derivative instruments        cap companies may be adversely affected during periods when
   may rise or fall more rapidly than other investments and      investors prefer to hold securities of large capitalization
   there is a risk that the Portfolio may lose more than the     companies. As of the date of this prospectus, companies with
   amount invested in the derivative instrument in the first     a market capitalizations of $1.5 billion or less at the time
   place. Derivative instruments also involve the risk that      of purchase would likely be included in the "small-cap" range.
   other parties to the derivative contract may fail to meet
   their obligations, which could cause losses to the
   Portfolio. Further information about these instruments,
   and the extent to which the Portfolio may use them,
   appears in this prospectus under the headings "Investment
   Risks and Strategies -- About Hedging Strategies" and
   "About Other Permitted Instruments."

================================================================================

Performance and Shareholder Expenses -- The Small Capitalization Equity
Portfolio

The chart and table below show how The Small Capitalization Equity Portfolio has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception. The table accompanying the bar chart compares the Portfolio's performance over time to that of the Russell 2000 Small Cap Stock Index(R) a widely recognized, unmanaged index of small capitalization stocks. Both the bar chart and the table assume all dividends and distributions were reinvested in shares of the Portfolio. All of the information below -- the bar chart, tables and example -- assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.

                    Year-by-Year Total Returns as of 12/31*

                           [BAR CHART APPEARS HERE]

                    1996       1997         1998       1999
                    26.47%    19.00%      (4.08%)    24.70%


                                   Average Annual Total Returns

                                             12 mos.   From
                                      ended 12/31/99   inception
                                      --------------   ---------

           Small Cap Equity                 24.70%        14.52%

           Russell 2000
           Stock Index                      21.26%        13.81%


* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30. The Portfolio's return for calendar year 2000, as of June 30, 2000, was 9.35% (annualized).

-------------------------------------------
Best quarter:   4/th/ Qtr. 1998     20.91%
Worst quarter:  3/rd/ Qtr. 1998    (21.10)%
-------------------------------------------

Performance and Shareholder Expenses -- The Small Capitalization Equity Portfolio (continued)
================================================================================

Shareholder Expenses                                                       Example: This Example is intended to help you
                                                                           -------
The following table describes the fees and expenses that you may pay if    compare the cost of investing in the Portfolio
you buy and hold shares of the Portfolio.                                  with the cost of investing in other mutual
                                                                           funds. The Example assumes that you invest
Shareholder Fees                                                           $10,000 in the Portfolio for the time periods
(Fees paid directly from your investment, expressed as a percentage of     indicated and then redeem all of your shares
 offering price)                                                           at the end of those periods. The Example also
Maximum Sales Charges.............  None                                   assumes that your investment has a 5% return
Maximum Redemption Fee............  None                                   each year and that the Portfolio's operating
                                                                           expenses remain the same. Although your actual
Annual Operating Expenses                                                  cost may be higher or lower, based on these
(Expenses that are deducted from the Portfolio's assets, expressed         assumptions, your costs would be:
as a percentage of average net assets)

Management Fees...................  .43%                                         1  Year ............   $ 61
Other Expenses....................  .17%                                         3  Years............   $192
Total Portfolio                                                                  5  Years............   $335
Operating Expenses................  .60%                                         10 Years............   $750



Fund Description and Risk Factors -- The International Equity Portfolio
================================================================================

Investment Objective. The investment objective of this Portfolio is to maximize total return, consisting of capital appreciation and current income, by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of issuers located in at least three countries other than the United States.

Principal Investment Strategies. The International Equity Portfolio is designed to invest in the equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE Index"). Currently, these markets are Australia, Austria, Belgium, Denmark, France, Finland, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Consistent with its objective, the Portfolio will invest in both dividend-paying securities and securities that do not pay dividends. The Portfolio may engage in transactions involving "derivative instruments" -- forward foreign currency exchange contracts, option or futures contracts or similar instruments -- in order to hedge against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated or to achieve market exposure pending investment. The International Equity Portfolio may also invest in high-quality short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Up to 10% of the assets of The International Equity Portfolio may be invested in securities of companies located in emerging market countries.

Specialist Managers. Capital Guardian Trust Company ("CapGuardian") and Artisan Partners Limited Partnership ("Artisan") currently provide portfolio management services to this Portfolio.

The CapGuardian Investment      CapGuardian's selection process emphasizes
Selection Process               individual stock selections, with a focus on
                                industries and market sectors represented in the MSCI EAFE Index rather than country or regional allocation factors. Decisions with respect to both the purchase and sale of individual stocks are made in a manner that is consistent with this "core" investment focus and based on the analysis by one or more of CapGuradian's individual portfolio managers of fundamental investment factors such as earnings, sales, product lines and other factors. CapGuardian may consider selling a security if the individual portfolio manager believes anticipated earnings or growth potential of an particular issue has been realized, the factors that underlie the original investment decision are no longer valid; or identifies more attractive situation.
                                Those principles traditionally associated with
                                "growth" or "value" investing are of only secondary importance in the CapGuardian investment process.

Fund Description and Risk Factors -- The International Equity Portfolio
===============================================================================
(continued)
===========

The Artisan Investment          In selecting investments for the Portfolio,
Selection Process               Artisan emphasizes a bottom up investment
                                approach. In the context of The International
                                Equity Portfolio, this means that Artisan focuses on identifying companies, including companies located in emerging market countries, that seem well positioned for strong, sustainable growth, based on an fundamental securities analysis and other factors relating to individual issuers. Artisan's research method favors countries and regions with improving or rapidly expanding economies, taking into account factors such as gross domestic product growth, corporate profitability, economic climate and social change. Artisan attempts to avoid securities and markets that appear, in Artisan's judgment, to be overvalued. Artisan may consider selling a security if it believes that anticipated earnings or growth potential of an particular issue has been realized, the factors that underlie the original investment decision are no longer valid; or identifies more attractive situation.


Principal Investment Risks.   The principal risks associated with an investment
in this Portfolio are:

 .  Equity Market Risk -- The market value of an equity        .  Derivative Risk -- the value of derivative instruments
   security and  the equity markets in general can be            may rise or fall more rapidly than other investments and
   volatile.                                                     there is a risk that the Portfolio may lose more than the
                                                                 amount invested in the derivative instrument in the first
 .  Foreign Securities Risk -- An investment in the               place. Derivative instruments also involve the risk that
   Portfolio is subject to risks that are not normally           other parties to the derivative contract may fail to meet
   associated with investments in the securities of U.S.         their obligations, which could cause losses to the
   companies. These include risks relating to political,         Portfolio. Further information about these instruments,
   social and economic developments abroad and differences       and the extent to which the Portfolio appears in this
   between U.S. and foreign regulatory requirements and          prospectus under the headings "Investment Risks and
   market practices.                                             Strategies - About Hedging Strategies" and "About Other
                                                                 Permitted Instruments."

                                                              .  Foreign Currency Risk - Securities denominated in foreign
 .  Emerging Markets Risk -- Risks associated with foreign        currencies are subject to the risk that the value of the
   investments may be intensified in the case of investments     foreign currency will fall in relation to the U.S. dollar.
   in emerging market countries, whose political, legal and      Currency exchange rates can be volatile and can be affected
   economic systems are less developed and less stable than      by, among other factors, the general economics of a country,
   those of more developed nations. Such investments are         or the actions of the U.S. or foreign governments or central
   often less liquid and more volatile than  securities          banks. In addition, transaction expenses related to foreign
   issued by companies located in developed nations, such the    securities, including custody fees, are generally more
   U.S., Canada and those included in the EAFE Index.            costly than is the case for domestic securities.

Performance and Shareholder Expenses -- The International Equity Portfolio
================================================================================

The chart and table below show how The International Equity Portfolio has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception. The table accompanying the bar chart compares the Portfolio's performance over time to that of the EAFE Index. Both the bar chart and the table assume all dividends and distributions were reinvested in shares of the Portfolio. All of the information below -- the bar chart, tables and example -- assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.

Performance and Shareholder Expenses -- The International Equity Portfolio
================================================================================
(continued)
===========

                   Year-by-Year Total Returns as of 12/31*

                           [BAR CHART APPEARS HERE]

                     1996       1997      1998          1999
                    13.85%      5.52%    15.57%        29.77%

                         Average Annual Total Returns

                                             12 mos.  From
                                      ended 12/31/99  inception
                                      --------------  ---------

              International
              Equity                         29.77%   16.23%

              EAFE Index                     26.96    13.70%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30. The Portfolio's return for 2000, as of June 30, 2000 was (2.10)% (annualized).

------------------------------------------------------------------------------------------------------------------------
                                  Best  quarter:   4/th/ Qtr. 1999     23.39%
                                  Worst quarter:   3/rd/ Qtr. 1998    (13.62)%
------------------------------------------------------------------------------------------------------------------------
Shareholder Expenses                                                       Example: This Example is intended to help you
                                                                           -------
The following table describes the fees and expenses that you may pay if    compare the cost of investing in the Portfolio
you buy and hold shares of the Portfolio.                                  with the cost of investing in other mutual
                                                                           funds. The Example assumes that you invest
Shareholder Fees                                                           $10,000 in the Portfolio for the time periods
(Fees paid directly from your investment, expressed as a percentage of     indicated and then redeem all of your shares
 offering price)                                                           at the end of those periods. The Example also
Maximum Sales Charges.................   None                              assumes that your investment has a 5% return
Maximum Redemption Fee................   None                              each year and that the Portfolio's operating
                                                                           expenses remain the same. Although your actual
Annual Operating Expenses                                                  cost may be higher or lower, based on these
(Expenses that are deducted from the Portfolio's assets, expressed as a    assumptions, your costs would be:
 percentage of average net assets)                                         -----------------------------------------------

Management Fees*......................   .55%                                        1  Year............  $ 77
Other Expenses........................   .20%                                        3  Years...........  $240
Total Portfolio                                                                      5  Years...........  $417
Operating Expenses....................   .75%                                        10 Years...........  $930

* The figures shown reflect the total management fees payable by the Portfolio, including the maximum performance fee to which CapGuardian may be entitled under certain performance arrangements. This maximum fee may be applicable only if the CapGuardian portion of the Portfolio out performs the EAFE Index by 40 basis points (.40%). A full description of the CapGuardian fee arrangement appears under the heading "Management of the Trust -- Specialist Managers." During the period shown, CapGuardian did not earn the maximum performance fee; actual management fees paid by the Portfolio were .45% and the Portfolio's actual operating expenses were .65%.

Fund Description and Risk Factors -- The Intermediate Term Municipal Bond
=========================================================================
Portfolio
=========

Investment Objective. The investment objective of this Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities the interest on which is exempt from regular Federal income tax. These securities, which include both securities issued by municipalities and so-called "private activity bonds" are referred to as "Municipal Securities."

Principal Investment Strategies. It is a fundamental policy of the Portfolio that, under normal circumstances, at least 80% of its net assets will be invested in Municipal Securities. Municipal Securities acquired for the Portfolio will generally be rated within one of the three highest rating categories by one of the major independent rating agencies, or are in the view of the Specialist Manager, of comparable quality deemed of comparable quality. The Portfolio is, however, authorized to invest up to 15% in Municipal Securities that are rated in the fourth highest category. In order to maintain liquidity or in the event that the Portfolio's Specialist Manager believes that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years.

Specialist Managers. Deutsche Asset Management, Inc. ("Deutsche ") currently provides portfolio management services to this Portfolio.

The Deutsche Investment     In selecting securities for investment by the
Selection Process           Portfolio, Deutsche generally uses a bottom-up
                            approach. This approach focuses on individual security selection rather than relying on interest rate forecasts. Deutsche's analytic process involves assigning a relative value, based on creditworthiness, cash flow and price, to each bond.
                            Credit analysis is then used to determine the issuer's ability to fulfill its obligations. By comparing each bond to a U.S. Treasury instrument, Deutsche then seeks to identify whether the market price of the bond is an accurate reflection of its intrinsic value. Municipal Securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers. In the event any security held by the Portfolio is downgraded below the Portfolio's authorized rating categories,
                            Deutsche will review the security and determine whether to retain or dispose of that security.

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

 .  Interest Rate Risk -- One of the primary risks                .   Credit Risk -- An investment in the Portfolio also
   associated with an investment in the Portfolio                    involves the risk that the issuer of a Municipal Security
   is the risk that the value of Municipal Securities                will not make principal or interest payments when they are
   held in the Portfolio will decline with changes in                due, or that the value of the Municipal Securities will
   interest rates. Prices of fixed income securities with            decline because of a market perception that the issuer may
   longer effective maturities are more sensitive to interest        not make payments on time. This risk is greater for lower
   rate changes than those with shorter effective maturities.        quality bonds, such as those rated in the fourth highest
   In addition, when interest rates are declining, issuers           category.
   of securities held by the Portfolio may prepay principal
   earlier than scheduled. As a result of this  prepayment       .   AMT Risk -- There is no limit on purchases of Municipal
   risk, the Portfolio may have to reinvest these prepayments        Securities the interest on which is a preference item for
   at those lower rates, thus reducing its income.                   purposes of the Federal alternative minimum tax. If the
                                                                     Portfolios holdings of such securities is substantial and you are subject to this tax, a substantial portion of any income you receive as a result of your investment in the Portfolio will be subject to this tax. Moreover, the Portfolio may invest up to 20% of its net assets in taxable securities, income from which is subject to regular Federal income tax.

Performance and Shareholder Expenses -- The Intermediate Term Municipal Bond
============================================================================
Portfolio
=========


Performance. The chart and table below show how The Intermediate Term Municipal Bond Portfolio has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception. The table accompanying the bar chart compares the Portfolio's performance over time to that of the Lehman Brothers 5 Year Government Obligations Index, ("Lehman 5 Year G.O. Index"). Both the bar chart and the table assume all dividends and distributions were reinvested in shares of the Portfolio. All of the information below -- the bar chart, tables and example -- assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.


                    Year-by-Year Total Returns as of 12/31*

                           [BAR CHART APPEARS HERE]

                                   1999
                                  -1.02%


                          Average Annual Total Returns

                               12 mos.           From
                          ended 12/31/99         inception
                          --------------         ---------

                     Intermediate  (1.02)%       1.18%
                     Term Municipal
                     Bond

                     Lehman 5 Year 0.72%         4.31%
                     G.O. Index

 . Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30. The Portfolio's return for 2000, as of June 30, 2000 was 3.11% (annualized).

--------------------------------------------------------------------------------
                  Best  quarter:   1/st/ Qtr. 2000   1.86%
                  Worst quarter:   2/nd/ Qtr. 1999   (1.20)%
-------------------------------------------------------------------------------

Shareholder Expenses.
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)
Maximum Sales Charges........................................    None
Maximum Redemption Fee.......................................    None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees..............................................    .33%
Other Expenses...............................................    .14%
Total Portfolio
Operating Expenses...........................................    .47%


Example: This Example is intended to help you compare the cost of investing in
-------
the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                 1   Year ....................    $ 48
                 3   Years ...................    $151
                 5   Years....................    $263
                 10  Years....................    $591

Fund Description and Risk Factors - The Fixed Income Portfolio
================================================================================

Investment Objective. The investment objective of this Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities, but may purchase securities with any stated maturity.


Principal Investment Strategies. The Portfolio will normally invest at least 80% of its assets in fixed income securities of all types. These securities, which may be issued by corporations, banks, government agencies or other issuers, may have fixed, floating or variable rates of interest or include put features that afford their holders the right to sell the security at face value prior to maturity. From time to time, a substantial portion of the Portfolio may be invested in mortgage-backed or asset-backed issues. Investments in U.S. dollar denominated securities of non-U.S. issuers will not exceed 25% of its total assets. Under normal conditions the Portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. The Fixed Income Portfolio invests primarily in fixed income securities that, at the time of purchase, are either rated in one of three highest rating categories assigned by one of the major independent rating agencies, or deemed of comparable quality. The Portfolio is, however, authorized to invest up to 15% in fixed income securities that are rated in the fourth highest category or are in the view of the Specialist Manager, of comparable quality. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100% year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders Higher transaction costs will reduce total return.

Specialist Manager. Deutsche Asset Management, Inc. ("Deutsche ") currently provides portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Manager appears later in this Prospectus.


 The Deutsche Investment    In selecting securities for investment by the
  Selection Process         Portfolio, Deutsche generally uses a bottom-up
                            approach. This approach focuses on individual security selection rather than relying on interest rate forecasts. Deutsche's analytic process involves assigning a relative value, based on creditworthiness, cash flow and price, to each bond.
                            Credit analysis is then used to determine the issuer's ability to fulfill its obligations. By comparing each bond to a U.S. Treasury instrument, Deutsche then seeks to identify whether the market price of the bond is an accurate reflection of its intrinsic value. Fixed income securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers. In the event any security held by the Portfolio is downgraded below the Portfolio's authorized rating categories,
                            Deutsche will review the security and determine whether to retain or dispose of that security.

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

 .    Interest Rate Risk - One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of The Fixed Income Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

 .     Credit Risk - An investment in the Portfolio also involves the risk that the issuer of a security that the Portfolio holds will not make principal or interest payments when they are due, or that the value of the Municipal Securities will decline because of a market perception that the issuer may not make payments on time. This risk is greater for lower quality bonds, such as those rated in the fourth highest category.

================================================================================

 .    Foreign Securities Risk -- The value of the Portfolio's holdings of foreign securities are subject to risks which are not normally associated with investments in the securities of U.S. companies. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. or foreign governments or central banks.


 .    Prepayment Risk -- When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.

 .    Extension Risk - These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to fall. Further information about extension and prepayment risk appears under the heading "Investment Strategies and Risks -- About Fixed Income Securities."

Performance and Shareholder Expenses -- The Fixed Income Portfolio
================================================================================

Performance. The chart and table below show how The Fixed Income Portfolio has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception. The table accompanying the bar chart compares the Portfolio's performance over time to that of the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Bond Index"). Both the bar chart and the table assume all dividends and distributions were reinvested in shares of the Portfolio. All of the information below -- the bar chart, tables and example -- assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.

               Year-by-Year Total Returns as of 12/31*

                           [BAR CHART APPEARS HERE]

                                     1999
                                    -1.19%


                         Average Annual Total Returns

                              12 mos.          From
                         ended 12/31/99        inception
                         --------------        ---------

               Fixed Income    (1.19)%         2.20%
               ------------    ------          ----

               Lehman          (7.03)%         (3.87)%
                               ------
               Aggregate
               Bond Index


* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30. The Portfolio's return for 2000, as of June 30, 2000 was 4.05% (annualized).

--------------------------------------------------------------------------------
                   Best  quarter:   1/st/ Qtr. 2000   2.74%
                   Worst quarter:   2/nd/ Qtr. 1999   (0.85)%
--------------------------------------------------------------------------------

================================================================================

Shareholder Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)
Maximum Sales Charges ...........................................    None
Maximum Redemption Fee ..........................................    None


Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees  .................................................   .33%
Other Expenses  ..................................................   .14%
Total Portfolio
Operating Expenses ...............................................   .47%

Example: This Example is intended to help you compare the cost of investing in
--------
the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


1   Year  .............................................      $ 48
3   Years .............................................      $151
5   Years .............................................      $263
10  Years .............................................      $591


Fund Description and Risk Factors -- The  High Yield Bond Portfolio
================================================================================

Investment Objective. The investment objective of this Portfolio is to achieve above-average total return over a market cycle of three to five years. The Portfolio seeks to achieve this objective by investing in high yield securities (commonly referred to as "junk bonds").


Principal Investment Strategies. The Portfolio will normally invest at least 65% of its total assets in junk bonds. These securities are fixed income securities that are rated below the fourth highest category assigned by one of the major independent rating agencies or below, or are in the view of the Specialist Manager, of comparable quality. Junk bonds are considered speculative securities and are subject to the risks noted below and more fully discussed later in this prospectus and in the Trust's statement of additional information. The Portfolio may also acquire other fixed income securities, including U.S. Government securities, investment grade corporate bonds and, to a limited extent, foreign fixed income, mortgage-backed or asset-backed securities. Under normal conditions the Portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities; such sales may result in capital gain to the Portfolio (e.g. during periods of declining interest rates or in the event that the rating assigned to a particular security is upgraded). Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100% year) will cause the Portfolio to incur additional transaction costs; and higher transaction costs will reduce total return. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving "derivative instruments" both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.

==============================================================================


Specialist Managers. Miller, Anderson & Sherrerd, LLP ("MAS") currently provides portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Manager appears later in this Prospectus.

The MAS Investment Selection    Mas uses both equity valuation (e.g. analysis of
Process                         factors such as earnings, sales and ability of
                                management) and fixed income valuation
                                techniques (e.g. credit analysis). Using these techniques, together with analyses of economic and industry trends, MAS determines the Portfolio's overall structure, sector allocation and desired maturity. MAS emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. MAS conducts a credit analysis for each security considered for investment to evaluate the attractiveness of the extra yield offered by that security relative to higher rated securities and relative to the level of risk it presents. MAS may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities and/or to realize capital gains.


Principal Investment Risks.   The principal risks associated with an investment
                              in this Portfolio are:

 .    Interest Rate Risk -- One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of The High Yield Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

 .    Extension Risk -- These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to fall.


 .    Prepayment Risk -- When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage- backed and asset-backed securities are especially sensitive to prepayment. Further information about extension and prepayment risk appears under the heading "More About Investment Strategies and Risks --About Fixed Income Securities."

 .    Derivative Risk - the value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about derivative instruments, and the extent to which the Portfolio may use them, appears under the headings "Investment Strategies and Risks -- About Fixed Income Securities" and "About Hedging Strategies" and "About Other
     Permitted Instruments."

 . Credit Risk -- An investment in the Portfolio also involves the risk that the issuer of a security will not make principal or interest payments when they are due, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time. This risk is greater for lower quality or "junk bonds" such as those in which this Portfolio invests.

 .    Junk Bond Risk -Junk bonds are considered speculative under traditional investment standards. Prices of these securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. Junk bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. Further information about the risks associated with such securities appears under the heading "Investment Risk and Strategies -- Special Considerations Relating to High Yield or "Junk" Bonds."

 .    Foreign Securities Risk -- The value of the Portfolio's holdings of foreign securities are subject to risks which are not normally associated with investments in the securities of U.S. companies. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. or foreign governments or central banks.

Performance and Shareholder Expenses -- The High Yield Bond Portfolio
---------------------------------------------------------------------

Performance. The High Yield Bond Portfolio commenced operations on September 26, 2000. During the period since the Portfolio's inception, its performance benchmark has been the Salomon High Yield Index, an unmanaged index of fixed income securities that is widely recognized as an indicator of the performance of the types of securities in which this Portfolio invests. Because the Portfolio has experienced less than a full calendar year of operations, illustrations of the Portfolio's performance against its benchmark are not available for the fiscal year ending June 30, 2001.

Shareholder Expenses                                                       Example: This Example is intended to help you
                                                                           -------
The following table and accompanying example describe the fees and         compare the cost of investing in the Portfolio
 expenses that you may pay if you buy and hold shares of the Portfolio.    with the cost of investing in other mutual
                                                                           funds. The Example assumes that you invest
Shareholder Fees                                                           $10,000 in the Portfolio for the time periods
(Fees paid directly from your investment, expressed as a percentage of     indicated and then redeem all of your shares at
 offering price)                                                           the end of those periods. The Example also
Maximum Sales Charges.........................     None                    assumes the reinvestment of all dividends and
Maximum Redemption Fee........................     None                    distributions in shares of the Portfolio and
                                                                           that your investment has a 5% return each year
Annual Operating Expenses                                                  and that the Portfolio's operating expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a    remain the same. Although your actual cost may
 percentage of average net assets)                                         be higher or lower, based on these assumptions,
                                                                           your costs would be:
Management Fees...............................     .43%
Other Expenses................................     .18%
Total Portfolio                                                               1   Year ...  $ 62
Operating Expenses............................     .61%                       3   Years...  $195

Fund Description and Risk Factors -- Fixed Income II Portfolio
================================================================================

Investment Objective. The investment objective of this Portfolio is to achieve above-average total return over a market cycle of three to five years. The Portfolio seeks to achieve this objective by investing primarily in fixed income securities, including U.S. Government securities, investment grade corporate bonds and mortgage-backed or asset-backed securities.

Principal Investment Strategies. The Portfolio invests primarily in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies, or deemed of comparable quality. At least 65% of its total assets in fixed income securities, including, to a limited extent, foreign securities. Under normal conditions the Portfolio may invest up to 20% of its total assets in high yield securities ("junk bonds") and up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities; such sales may result in capital gain to the Portfolio (e.g. during periods of declining interest rates or in the event that the rating assigned to a particular security is upgraded). Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% year) will cause the Portfolio to incur additional transaction costs; higher transaction costs will reduce total return. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving "derivative instruments" both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.

===============================================================================

Specialist Manager. Miller, Anderson & Sherrerd, LLP ("MAS") currently provides portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Manager appears later in this Prospectus.

The MAS Investment Selection    MAS employed a value approach toward fixed
Process                         income investing. "Value investing" in this
                                context means that the Specialist Manager relies upon value measures to guide its investment decisions, such as the attractiveness of the extra yield offered by fixed income securities relative to the yield offered by U.S. Treasury issues. MAS seeks to identify relative attractiveness among corporate, mortgage and
                                U.S. Government securities, and also may consider the attractiveness of non-dollar denominated issues relative to U.S. dollar denominated securities. MAS also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. As indicated above, the MAS portfolio management team selects individual securities based on their relative values, but may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities and/or to realize capital gains.

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

 .  Interest Rate Risk - One of the primary risks associated with    .  Credit Risk -- An investment in the Portfolio also
   an investment in the Portfolio is the risk that the value of        involves the risk that the issuer of a security will
   fixed income securities held in the Portfolio will decline with     not make principal or interest payments when they are
   changes in interest rates. Prices of fixed income securities        due, or that the value of the securities will decline
   with longer effective maturities are more sensitive to interest     because of a market perception that the issuer may not
   rate changes than those with shorter effective maturities.          make payments on time. This risk is greater for lower
   Accordingly, the yield of the Portfolio can be expected to be       quality bonds. Fixed income securities rated in the
   somewhat more volatile in response to changes in interest rates     fourth highest rating category by a rating agency may
   than shorter-term investment vehicles.                              have speculative characteristics.

 .  Extension Risk -- These securities are also subject to the       .  Junk Bond Risk -- Up to 20% of the Portfolio's
   risk that payment on the loans underlying the securities held       assets may be invested in these securities. Junk
   by the Portfolio will be made more slowly when interest rates       bonds are considered speculative under traditional
   are rising. This could cause the market value of the securities     investment standards. The prices of these securities
   to fall.                                                            will rise and fall primarily in response to changes
                                                                       in the issuer's financial health. Change in market
 .  Prepayment Risk -- When interest rates are declining, issuers       interest rates also will affect prices. Junk bonds
   of securities held by the Portfolio may prepay principal            may also experience reduced liquidity, and sudden
   earlier than scheduled. As a result of this risk, the Portfolio     and substantial decreases in price, during certain
   may have to reinvest these prepayments at those lower rates,        market conditions. Further information about the
   thus reducing its income. Mortgage-related and asset-backed         risks associated with investments in junk bonds
   securities are especially sensitive to prepayment. Further          appears under the heading "Investment Risk and
   information about extension and prepayment risk appears under       Strategies -- Special Considerations Relating to High
                                                                       Yield or "Junk" Bonds."

   the heading "Investment Strategies and Risks -- About Fixed
   Income Securities."
                                                                    .  Foreign Securities Risk -- The value of the
                                                                       Portfolio's holdings of foreign securities are
                                                                       subject to risks which are not normally associated
                                                                       with investments in the securities of U.S. companies.
                                                                       These include risks relating to political, social and
                                                                       economic developments abroad and differences between
                                                                       U.S. and foreign regulatory requirements and market
                                                                       practices. Securities that are denominated in
                                                                       foreign currencies are subject to the further risk
                                                                       that the value of the foreign currency will fall in
                                                                       relation to the U.S. dollar and/or will be affected
                                                                       by volatile currency markets or actions of U.S. or
                                                                       foreign governments or central banks.

 . Derivative Risk -- the value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears in this prospectus under the headings "More About Investment Risks and Strategies. "--About Fixed Income Securities" and "About Hedging Strategies" and "About Other Permitted Instruments."

Performance and Shareholder Expenses -- The Fixed Income II Portfolio
================================================================================

Performance. The Fixed Income II Portfolio commenced operations on September 26, 2000. During the period since the Portfolio's inception, its performance benchmark has been the Salomon Broad Investment-Grade Index, an unmanaged index of fixed income securities that is widely recognized as an indicator of the performance of the types of securities in which this Portfolio invests. Because the Portfolio has experienced less than a full calendar year of operations, illustrations of the Portfolio's performance against its benchmark are not available for the fiscal year ending June 30, 2001.

Shareholder Expenses                                                       Example: This Example is intended to help you
                                                                           -------
The following table and accompanying example describe the fees and         compare the cost of investing in the Portfolio
 expenses that you may pay if you buy and hold shares of the Portfolio     with the cost of investing in other mutual
                                                                           funds. The Example assumes that you invest
Shareholder Fees                                                           $10,000 in the Portfolio for the time periods
(Fees paid directly from your investment, expressed as a percentage        indicated and then redeem all of your shares at
of offering price)                                                         the end of those periods. The Example also
Maximum Sales Charges...............  None                                 assumes the reinvestment of all dividends and
Maximum Redemption Fee..............  None                                 distributions in shares of the Portfolio and
                                                                           that your investment has a 5% return each year
Annual Operating Expenses                                                  and that the Portfolio's operating expenses
(Expenses that are deducted from the Portfolio's assets, expressed         remain the same. Although your actual cost may
                                                                           be higher or lower, based on these assumptions,
                                                                           your costs would be:
as a percentage of average net assets)

Management Fees.....................  .33%                                 1   Year...................  $52
Other Expenses......................  .18%                                 3   Years..................  $164
Total Portfolio
Operating Expenses..................  .51%


Investment and Risk and Strategies
================================================================================
The following is a summary of the types of investments that the Trust's Portfolio's may make. A more extensive discussion appears in the Statement of Additional Information.

About Sector Risk. Because the investment selection processes followed by certain of the Specialist Managers that serve the Value Equity, Growth Equity and Small Capitalization Equity Portfolios may be made with reference to industry and market sectors represented in the "benchmark index" for the portfolio each serves, these Portfolios may hold a substantial position in one or more of the market sectors that are represented in that benchmark index. To the extent that market or regulatory developments that affect any such sector are negative and to the extent that the portfolio in which you invest holds a substantial position in any such sector, the value of your investment in that portfolio is likely to also be negatively affected. For example, as of the date of this prospectus, a substantial proportion of the companies represented in these benchmark indices may be considered to be "technology companies" and, as a result, these indices may be disproportionately affected by developments in the technology sector. Technology companies can be significantly affected by obsolescence of existing technology, short product cycles, and competition from new market entrants. Changes in governmental policies and the need for regulatory approvals may also adversely affect the sector. The performance of the technology sector may differ in direction and degree from that of the overall stock market.

About Equity Securities. The prices of equity and equity-related securities will fluctuate -- sometimes dramatically -- over time and a Portfolio could lose a substantial part, or even all, of its investment in a particular issue. The term equity securities includes common and preferred stock; equity-related securities refers to securities that may be convertible into common stock or preferred stock, or securities that carry the right to purchase common or preferred stock. Price fluctuations may reflect changes in the issuing company's financial condition, overall market conditions or even perceptions in the marketplace about the issuing company or economic trends. Prices of convertible securities may, in addition, also be affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Small Company Risk. Equity securities of smaller companies may be subject to more abrupt or erratic price movements than larger, more established companies. These securities are often traded in the over-the-counter markets and, if listed on national or regional exchanges, may not be traded in volumes typical for such exchanges. This may make them more difficult to sell at the time and at a price that is desirable. Smaller companies can provide greater growth potential than larger, more mature firms. Investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks have been more volatile in price than companies with larger capitalizations. Among the reasons for this

===============================================================================

greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

About Foreign Securities. Equity securities of non- U.S. companies are subject to the same risks as other equity or equity-related securities. Foreign investments also involve additional risks. These include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of foreign political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Transactions in markets overseas are generally more costly than those associated with domestic securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the Portfolio's income.

Foreign Currency Risk. The prices of securities denominated in a foreign currency will also be affected by the value of that currency relative to the U.S. dollar. Exchange rate movements can be large and long-lasting, and can affect either favorably or unfavorably the value of securities held in the Portfolio. Such rate movements may result from actions taken by foreign governments or central banks, actions of the U.S. government, or as a result of speculation in the currency markets. On January 1, 1999, the European Economic and Monetary Union introduced a single currency to be used by all of its member states. This event has brought about some uncertainty in the international markets. These include the legal treatment of certain outstanding financial contracts after January 1, 1999, the establishment of exchange rates and the creation of suitable clearing and settlement payment systems for the new currency. Companies that issue securities have until July 1, 2002 to redenominate corporate stocks and bonds from national currencies to the Euro and, until January 2002, the Euro will only exist as book entries in financial institutions. The lack of policies and laws or regulations in participating countries makes is difficult to assess all of the processing and systems changes that will be required as a result of the Euro conversion or the impact the conversion process may have on international investors, including mutual funds.

Foreign Government Securities. Foreign governments, as well as supranational or quasi-governmental entities such as the World Bank for example, may issue fixed income securities. Investments in these securities involve both the risks associated with any fixed income investment and the risks associated with an investment in foreign securities. In addition, a governmental entity's ability or willingness to repay principal and interest due in a timely manner may be affected not only by economic factors but also by political circumstances either internationally or in the relevant region. These risks extend to debt obligations, such as "Brady Bonds," that were created as part of the restructuring of commercial bank loans to entities (including foreign governments) in emerging market countries. Brady Bonds may be collateralized or not, and may be issued in various currencies, although most are U.S. dollar denominated.

Emerging Market Securities. Investing in emerging market securities increases the risks of foreign investing. The risk of political or social upheaval, expropriation and restrictive controls on foreign investors' ability to repatriate capital is greater in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, there may be few publicly traded securities and the market may be dominated by a few issuers or sectors. Fixed income securities issued by emerging market issuers are more likely to be considered equivalent to risky high yield securities. Investment funds and structured investments are mechanisms through which U.S. or other investors to invest in certain emerging markets that have laws precluding or limiting direct investments in their securities by foreign investors.

About Fixed-Income Securities. Fixed income securities -- sometimes referred to as "debt securities" -- include bonds, notes (including structured notes), mortgage- backed and asset-backed securities, convertible and preferred securities as well as short-term debt instruments, often referred to as money market instruments. Fixed income securities may be issued by U.S. or foreign corporations, banks, governments, government agencies or subdivisions or other entities. A fixed income security may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. All of these factors -- the type of instrument, the issuer and the payment terms will affect the volatility and the risk of loss associated with a particular fixed-income issue. The "maturity" of a fixed income instrument and the "duration" of a portfolio of fixed income instruments also affects investment risk. The maturity of an individual security refers to the period remaining until holders of the instrument are entitled to the return of its principal

===============================================================================

amount. Longer-term securities tend to experience larger price changes than shorter-term securities because they are more sensitive to changes in interest rates or in the credit ratings of issuers. Duration refers to a combination of criteria, including yield to maturity, credit quality and other factors that measures the exposure of a portfolio of fixed income instruments to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher average duration.

Interest Rate Risk. Although the term fixed income securities includes a broad range of sometimes very different investments, all fixed income securities are subject to the risk that their value will fluctuate as interest rates in the overall economy rise and fall. The value of fixed income securities will tend to decrease when interest rates are rising and, conversely, will tend to increase when interest rates fall. Thus, in periods of falling interest rates, the yield of a Portfolio that invests in fixed income securities will tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Portfolio will tend to be lower.

Prepayment Risk and Extension Risk. Prepayments of fixed income securities will also affect their value. When interest rates are falling, the issuers of fixed income securities may repay principal earlier than expected. As a result, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. In the case of mortgage-backed or asset-backed issues -- securities backed by pools of loans -- payments due on the security may also be received earlier than expected. This may happen when market interest rates are falling and the underlying loans are being prepaid. Conversely payments may be received more slowly when interest rates are rising, as prepayments on the underlying loans slow. This may affect the value of the mortgage or asset-backed issue if the market comes to view the interest rate to be too low relative to the term of the investment. Either situation can affect the value of the instrument adversely.

Credit Risk. Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more nationally recognized statistical rating organization, such as S&P and Moody's. These ratings represent the judgment of the rating organization about the safety of principal and interest payments. They are not guarantees of quality and may be subject to change even after a Portfolio has acquired the security. Not all fixed income securities are rated, and unrated securities may be acquired by the Income Portfolios if the relevant Specialist Manager determines that their quality is comparable to rated issues.

Special Considerations Relating to High Yield or "Junk" Bonds. Fixed income securities that are not investment grade are commonly referred to as junk bond or high yield, high risk securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. Such securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payment of principal and interest. Changes in the value of these securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment-grade securities.

When-issued Securities. Fixed income securities may be purchased for future delivery but at a predetermined price. The market value of securities purchased on a "when-issued" basis may change before delivery; this could result in a gain or loss to the purchasing Portfolio.

Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities represent participations in (or are backed by) loans secured by real property. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Because of their derivative structure --the fact that their value is derived from the value of the underlying assets --these securities are particularly sensitive to prepayment and extension risks noted above. Small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

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Investment Risk and Strategies (continued)
================================================================================

In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Real Estate Investment Trusts. Each of the Equity Portfolios may invest up to 10% of its assets in equity interests issued by real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.

Municipal Securities. Municipal Securities -- fixed income securities issued by local, state and regional governments or other governmental authorities -- may be issued for a wide range of purposes, including construction of public facilities or short-term funding and may be issued for varying maturities. Interest on Municipal Securities will be exempt from regular Federal income taxes but may be a tax preference item for purposes of computing alternative minimum tax ("AMT"). The Fixed Income Portfolio may invest in Municipal Securities regardless of whether the interest is taxable. The tax treatment that will be accorded to interest payable by issuers of Municipal Securities will depend on the specific terms of the security involved.

Private Activity and Industrial Revenue Bonds. Municipal Bonds may be "general obligations" of their issuers, the repayment of which is secured by the issuer's pledge of full faith, credit and taxing power. Municipal Bonds may be payable from revenues derived from a particular facility that will be operated by a non-government user. The payment of principal and interest on these bonds is generally dependent solely on the ability of the private user or operator to meet its financial obligations and the pledge, if any, of real or personal property securing that obligation.

Credit Supports. The creditworthiness of particular Municipal Securities will generally depend on the creditworthiness of the entity responsible for payment of interest on the Municipal Bond. Municipal Securities also include instruments issued by financial institutions that represent interests in Municipal Securities held by that institution -- sometimes referred to as participation interests -- and securities issued by a municipal issuer that are guaranteed or otherwise supported by a specified financial institution. Because investors will generally look to the creditworthiness of the supporting financial institution, changes in the financial condition of that institution or ratings assigned by rating organizations of its securities, may affect the value of the instrument.

About Temporary Investment Practices. It is the intention of the Trust that each of the Portfolios be fully invested in accordance with its respective investment objectives and policies at all times. To maintain liquidity pending investment, however, the Portfolios are authorized to invest up to 20% of their respective assets in short-term money market instruments issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities. Such securities are referred to in this prospectus as U.S. Government Securities. The portfolios may also invest in repurchase agreements secured by U.S. Government Securities or repurchase agreements secured by such securities, or short-term money market instruments of other issuers, including corporate commercial paper, and variable and floating rate debt instruments, that have received, or are comparable in quality to securities that have received, one of the two highest ratings assigned by at least one recognized rating organization. Under extraordinary market or economic conditions, all or any portion of a Portfolio's assets may be invested in short-term money market instruments for temporary defensive purposes. If such action is taken by a Specialist Manager as a result of an incorrect prediction about the effect of economic, financial or political conditions, the performance of the affected Portfolio will be adversely affected and the Portfolio may be unable to achieve its objective.

About Hedging Strategies. Each of the Portfolios may engage in certain strategies ("Hedging Strategies") designed to reduce certain risks that would otherwise be associated with their respective securities investments, and/or in anticipation of future purchases and to gain market exposure pending direct investment in securities. These strategies include the use of options on securities and securities indices, options on stock index and interest rate futures contracts and options on such futures contracts. Both the Equity Portfolios and the Income Portfolios may also use forward foreign currency contracts in connection with the purchase and sale of those securities, denominated in foreign currencies, in which each is permitted to invest. In addition, The International Equity Portfolio may use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which securities held by these Portfolios are denominated.

================================================================================

The High Yield Portfolio and The Fixed Income II Portfolio may also use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which the foreign securities held by these Portfolios are denominated. In addition, these Portfolios may enter into swap transactions. Swap transactions are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest, rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio or to gain exposure to a market without directly investing in securities traded in that market.

A Portfolio may invest in the instruments noted above (collectively, "Hedging Instruments") only in a manner consistent with its investment objective and policies and may not commit more than 5% of its net assets to margin deposits on futures contracts and premiums for options on futures contracts. The Portfolios may not use Hedging Instruments for speculative purposes. No Portfolio may invest more than 10% of its total assets in option purchases. Further information relating to the use of Hedging Instruments, and the limitations on their use, appears in the Statement of Additional Information.

There are certain overall considerations to be aware of in connection with the use of Hedging Instruments in any of the Portfolios. The ability to predict the direction of the securities or currency markets and interest rates involves skills different from those used in selecting securities. Although the use of various Hedging Instruments is intended to enable each of the Portfolios to hedge against certain investment risks, there can be no guarantee that this objective will be achieved. For example, in the event that an anticipated change in the price of the securities (or currencies) that are the subject of the strategy does not occur, it may be that the Portfolio employing the Hedging Strategy would have been in a better position had it not used such a strategy at all. Moreover, even if the Specialist Manager correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the option or futures position do not correspond to changes in the value of investments that the position was designed to hedge. Liquid markets do not always exist for certain Hedging Instruments and lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position. In the case of an option, the option could expire before it can be sold, with the resulting loss of the premium paid by a Portfolio for the option. In the case of a futures contract, a Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, options that are traded over-the-counter differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between the parties. For this reason, the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction. In the case of currency-related instruments, such as foreign currency options, options on foreign currency futures, and forward foreign currency contracts, it is generally not possible to structure transactions to match the precise value of the securities involved since the future value of the securities will change during the period that the arrangement is outstanding. As a result, such transactions may preclude or reduce the opportunity for gain if the value of the hedged currency changes relative to the U.S. dollar. Like over-the-counter options, such instruments are essentially contracts between the parties and the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction.

About Other Permitted Instruments. Each of the Portfolios may borrow money from a bank for temporary emergency purposes, and may enter into reverse repurchase agreements. A reverse repurchase agreement, which is considered a borrowing for purposes of the Investment Company Act, involves the sale of a security by the Trust and its agreement to repurchase the instrument at a specified time and price. Accordingly, the Trust will maintain a segregated account consisting of cash, U.S. Government securities or high-grade, liquid obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements. To avoid potential leveraging effects of a Portfolio's borrowings, additional investments will not be made while aggregate borrowings, including reverse repurchase agreements, are in excess of 5% of a Portfolio's total assets. Borrowings outstanding at any time will be limited to no more than one-third of a Portfolio's total assets. Each of the Portfolios may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value (plus accrued interest) of the securities loaned is maintained by the borrower with the lending Portfolio. During the time securities are on loan, the borrower will pay to the Portfolio any income that may accrue on the securities. The Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. No Portfolio will enter into any securities lending transaction if, at the time the loan is made, the value of all loaned securities, together with any other borrowings, equals more than one-third of the value of that Portfolio's total assets.

Each of the Portfolios of the Trust may acquire securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objectives and policies of that Portfolio. Investment company securities include interests in unit investment trusts structured to reflect a specified index, such as the Standard & Poor's 500 Composite Stock Price Index Depositary Receipts ("SPDRs") or the Standard & Poor's Mid-Cap 400 Index Depositary Receipts ("MidCap SPDRs"); the Portfolios may also invest in similarly structured instruments currently available in the securities markets or created in the future. SPDRs and MidCap SPDRs may be

================================================================================

obtained from the issuing unit investment trust or purchased in the secondary market. Because the market value of these instruments is derived from the value of the equity securities held by the issuing unit investment trust, these instruments may be used by an Specialist Manager to achieve market exposure pending investment. SPDRs and MidCap SPDRs are listed on the American Stock Exchange. Further information about these instruments is contained in the Statement of Additional Information. Generally, the Investment Company Act limits investments in instruments in other investment companies (including SPDRs, MidCap SPDRs and similar instruments) to 5% of a Portfolio's total assets. Provided certain requirements set forth in that Act are met, however, investments in excess of 5% of a Portfolio's assets may be made. SPDRs and similar instruments may be used by a Specialist Manager to hedge against the relative value of the securities in which the acquiring portfolio primarily invests, facilitate the management of cash flows in or out of that portfolio or to achieve market exposure pending investment.

Management of the Trust
================================================================================

Hirtle Callaghan & Co., Inc. Hirtle Callaghan & Co., Inc. serves as the overall investment adviser to the Trust under the terms of its investment advisory agreement ("Hirtle Callaghan Agreement") with the Trust. Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the Specialist Managers and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Although Hirtle Callaghan advises the Board of Trustees with regard to investment matters, Hirtle Callaghan is not responsible for day-to-day investment decisions for the Trust or its Portfolios. Hirtle Callaghan is, however, responsible for monitoring both the overall performance of each Portfolio, and the individual performance of each Specialist Manager within
those portfolios served by more than one Specialist Manager   Hirtle Callaghan
may, from time to time, recommend that the assets of a multi-manager portfolio be reallocated between the Specialist Managers that provide portfolio management services to that portfolio when it believes that such action would be appropriate to achieve the overall objectives of the particular portfolio.

Officers of Hirtle Callaghan serve as the executive officers of the Trust and/or as members of the Board of Trustees. For its services under the Hirtle Callaghan Agreement, Hirtle Callaghan is entitled to receive an annual fee of
 .05% of each Portfolio's average net assets. The principal offices of Hirtle Callaghan are located at 100 Four Falls Corporate Center, Suite 500, West Conshohocken, PA 19428-2970. A registered investment adviser under the Investment Advisers Act, Hirtle Callaghan had, as of June 30, 2000, over $3.9 billion in assets under management. Hirtle Callaghan is controlled by its founders, Jonathan Hirtle and Donald E. Callaghan.

Specialist Managers. Day-to-day investment decisions for each of the Portfolios are the responsibility of one or more Specialist Managers retained by the Trust. In accordance with the terms of separate portfolio management agreements relating to the respective Portfolios, and subject to the general supervision of the Trust's Board, each of the Specialist Managers is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sale of securities and other instruments the Portfolios they serve.

In the case of those portfolios that are served by more than one Specialist Managers, the Board is responsible for determining the appropriate manner in which to allocate assets to each such Specialist Manager. Under normal circumstances, it is expected that the assets of each of these portfolios will be allocated equally among its Specialist Managers. The Board may, however, increase or decrease the allocation to a Specialist Manager, or to terminate a particular Specialist Manager, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Manager that have complementary investment styles (e.g., top-down vs. bottom-up investment selections processes); (c) monitor Specialist Managers' performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers.

================================================================================

The Specialist Managers that currently serve the Trust's various portfolios are:

Artisan Partners Limited Partnership ("Artisan") serves as a Specialist Manager for the International Equity Portfolio. For its services to the Portfolio, Artisan receives an annual fee of 0.40% of the average daily net asset value of that portion of the Portfolio's assets managed by it. Artisan, the principal offices of which are located at 1000 N. Water Street, Suite 1770, Milwaukee, Wisconsin 53202, has provided investment management services for international equity assets since 1995. Artisan also maintains offices at 100 Pine Street, Suite 2950, San Francisco, California and Five Concourse Parkway, Suite 2120, Atlanta, Georgia. As of June 30, 2000, Artisan managed total assets in excess of $9.9 billion, of which approximately $5.5 billion consisted of mutual fund assets. Artisan's sole general partner is Artisan Investment Corporation, which is controlled by its founders, Mr. Ziegler and Carlene Murphy Ziegler.

A team of investment professionals, lead by Mr. Mark L. Yockey, an Artisan partner, will be responsible for making day-to-day investment decisions for that portion of the International Portfolio allocated to Artisan. Mr. Yockey has been with Artisan since 1995 and currently serves as a vice president of Artisan Funds, Inc., an open-end, series management investment company registered under the Investment Company Act. Before joining Artisan, Mr. Yockey was portfolio manager of United International Growth Fund and Vice President of Waddell & Reed, Inc., an investment adviser and mutual fund organization located in Missouri. Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.

The Trust has conditionally approved an amendment to the portfolio management agreement relating to Artisan's services to the Portfolio ("Performance Fee Amendment"). Under the Performance Fee Amendment, Artisan would be compensated based, in part, on the investment results achieved by it. Implementation of the Performance Fee Amendment, however, is subject to receipt of certain assurances from the staff of the SEC that such implementation will not be viewed by the SEC staff as inconsistent with the requirements of the Investment Advisers Act. There can be no assurance that such relief will be granted by the SEC. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase or decrease the fee paid to Artisan, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets.

Capital Guardian Trust Company ("CapGuardian") currently serves as a Specialist Manager for the International Equity Portfolio. CapGuardian, the principal offices of which are located at 333 South Hope Street, Los Angeles, CA 90071, is a trust company and is organized as a corporation under California law. It is an indirect, wholly-owned subsidiary of The Capital Group Companies, Inc. ("Capital Group") and maintains offices throughout the world. As of June 30, 2000, CapGuardian managed total assets of in excess of $130 billion, including approximately $6 billion in assets of registered investment companies.

CapGuardian is currently compensated for its services to The International Equity Portfolio based on the performance that CapGuardian is able to achieve for that portion of the assets of the Portfolio ("CapGuardian Account") allocated to it. Under this arrangement, CapGuardian will receive a base fee ("Base Fee") calculated at the annual rate of .40% (or 40 basis points) of the average net assets of the CapGuardian Account. After an initial one year period, the Base Fee would be increased or decreased at an annual rate of 12.5% of the net value added by CapGuardian over the total return of the EAFE Index plus 40 basis points during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that CapGuardian will earn a performance adjustment only with respect to the value that its portfolio management adds to the CapGuardian Account. CapGuardian's total compensation under the Performance Fee Amendment could not exceed 60 basis points with respect to any 12 month period; the minimum annual fee that would be payable to CapGuardian under the Performance Fee Arrangement is 20 basis points (.20%). Under the performance fee arrangement, CapGuardian could earn a positive performance adjustment in declining markets if the decline in the total return of CapGuardian Account is less than the decline in the total return of the EAFE Index. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

Day-to-day portfolio management for that portion of the Portfolio allocated to CapGuardian will be the responsibility of the following individuals:


David I. Fisher, is Chairman of the Board of CapGuardian and an officer and/or director of several affiliated companies. Mr. Fisher joined the Capital Group in 1969. Mr. Fisher is a graduate of the University of California at Berkeley, holds an MBA from the University of Missouri Graduate School of Business Administration. Mr. Fisher is a member of the Los Angeles Society of Financial analysts and a founding member of the International Society of Security Analysts.

================================================================================

Hartmut Giesecke is Chairman of the Board of Capital Group's Japanese investment management subsidiary and serves as an officer and/or director of several companies in the Capital Group. Mr. Giesecke has been with the Capital Group since 1972, focusing on international and emerging markets. Mr. Giesecke was a Research Fellow with the Geneva Graduate Institute of International Studies and German Research Association and holds a Master of Economics degree from Freiburg University, Germany, and an MBA from Columbia University Graduate School of Business.

Richard N. Havas is a Senior Vice President and a portfolio manager with research responsibilities for CapGuardian and several affiliated companies, and serves as an officer and/or director of several companies in the Capital Group. Mr. Havas joined the Capital Group in 1986 as a financial analyst. He holds a BA from the University of Toronto and an MBA from INSEAD in Fontainebleau, France.

Nancy J. Kyle is a portfolio manager in CapGuardian's New York office. Ms. Kyle is a Senior Vice President, Director and member of the Executive Committee of CapGuardian, and serves as an officer and/or director of several companies in the Capital Group. Before joining CapGuardian in 1991, Ms. Kyle was a Managing Director at J.P. Morgan Investment Management Inc., where she was head of the
international equity business in the U.S.   Ms. Kyle earned a BA in political
science from Connecticut College and did graduate work in international political science in the London School of Economics.

Robert Ronus is a portfolio manager in CapGuardian's Los Angeles office. Mr. Ronus is president and a director of Cap Guardian and serves as an officer and/or director of several companies in the Capital Group. Mr. Ronus, responsible for both global and non-U.S. portfolios, joined the Capital Group in 1972. He holds a BA and an MA from Oxford University.

Lionel M. Sauvage is a portfolio manager in CapGuardian's West Los Angeles office. Mr. Sauvage is senior vice president and portfolio manager of CapGuardian and a vice president of Capital International Research, Inc. Mr. Sauvage joined the Capital Group in 1987 as an investment analyst and has covered European food, beverage and airline industries, as well a U.S. aerospace companies. He holds an MBA from INSEAD in Fontainebleau, France and electronic engineering degree from ENSEM in Nancy, France.

Nilly Sikorsky is a portfolio manager based in Cap Guardian's Geneva office.
Ms. Sikorsky serves as President and Managing Director of Capital International, S.A. and Chairman of Capital International Perspective S.A. and as an officer and/or director of several companies in the Capital Group. Ms. Sikorsky, who joined the Capital Group of Companies in 1962 as a statistician, was managing editor of the Morgan Stanley Capital International Perspective for 20 years.
Ms. Sikorsky is a graduate in sociology of the University of Geneva and also attended the University of Geneva Graduate School of International Studies. She is a member of the Swiss Association of Financial Analysts.


Rudolf M. Staehelin a portfolio manager in Cap Guardian's Geneva office. Mr. Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Director and Senior Vice President of Capital International S.A. He joined the Capital Group Companies in 1981 as a financial analyst with international research responsibilities in banking and pharmaceuticals. Mr. Staehelin holds an MBA from Stanford University Graduate School of Business, as well as a doctorate and master's degree in law from the UniversitatBasel in Switzerland. Mr. Staehelin is a member of the Swiss Association of Financial Analysts, the German Society for Securities Analysts, the International Society of Financial Analysts and the New York Society of Security Analysts.

Christopher A. Reed is a Director and a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin, and non-U.S. equity portfolios, and research responsibilities for the Japanese financial sector. Prior to joining CapGuardian in 1994, Mr. Reed worked as an East Asia and aerospace analyst for the U.S. Air Force. Mr. Reed received his MBA from Stanford University's Graduate School of Business. He also earned a BSFS in Asian studies and an MA in national securities studies, both from Georgetown University. Mr. Reed is a Chartered Financial Analyst. He is based in CapGuardian's Tokyo office.

Arthur J. Gromadzki is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. As an analyst, Mr. Gromadzki specializes in the international automotive industry, industrial components and selected leisure companies, and also serves as a global equity Research Portfolio Coordinator. Mr. Gromadzki joining CapGuardian in 1987 after having obtained his MBA at IMD in Lausanne, Switzerland. He holds an MS in civil engineering from the Technical University of Szczecin, Poland. Mr. Gromadzki's work experience includes four years as business manager for the estate of the renowned pianist Arthur Rubinstein. He is a founding President of the Association of European Automotive Analysts, and is based in CapGuardian's Geneva office.

================================================================================

Geewax, Terker and Co. ("Geewax"), a Pennsylvania partnership and registered investment adviser, serves as a Specialist Manager for The Value Equity Portfolio and The Small Capitalization Equity Portfolio. For its services to The Value Equity, Portfolio, Geewax receives a fee, based on the average daily net asset value of that portion of the assets of The Value Equity Portfolio managed by it, at an annual rate of 0.30%. For its services to The Small Capitalization Equity, Portfolio, Geewax receives a fee, based on the average daily net asset value of that portion of the assets of The Small Capitalization Equity Portfolio managed by it, at an annual rate of 0.30 %. The principal offices of Geewax are located at 99 Starr Road, Phoenixville, PA 19460. John Geewax has been a general partner and chief investment officer of the firm since its founding in 1982. Mr. Geewax, who holds an MBA and JD from the University of Pennsylvania, is primarily responsible for making day-to-day investment decisions for that portion of the Portfolio's assets assigned to Geewax. Christopher P. Ouimet is a research analyst and assistant portfolio manager for the Portfolio. Mr. Ouimet, who holds an MBA from St. Joseph's University, joined Geewax in 1994. Prior to that, Mr. Ouimet was at The Vanguard Group as a quantitative analyst from 1992 to 1994, and as a marketing analyst from 1990 to 1992. As of June 30, 2000, Geewax managed assets of approximately $7.1 billion, of which approximately $400 million represented assets of mutual funds. Geewax is controlled by Mr. Geewax and Bruce Terker, the firm's general partners.

Frontier Capital Management Company ("Frontier") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.45%. Frontier, the principal offices of which are located at 99 Summer Street, Boston, Massachusetts 02110, was established in 1980. Michael Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolio's assets assigned to Frontier. Mr. Cavarretta, a Senior Vice President of Frontier, is a chartered financial analyst and has been an investment professional with Frontier since 1988. Before joining Frontier, Mr. Cavarretta was a financial analyst with General Electric Co. and attended Harvard Business School (M.B.A. 1988). Frontier had, as of June 30, 2000, approximately $5.4 billion in assets under management, of which approximately $573 million represented assets of mutual funds. Affiliated Managers Group, Inc. ("AMG"), a Boston-based asset management holding company holds majority interest in Frontier. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).

Goldman Sachs Asset Management ("GSAM") serves as a Specialist Manager for The Growth Equity Portfolio. GSAM's principal offices are located at 32 Old Slip, New York, New York 10005. As of June 30, 2000, GSAM, together with its affiliates, managed total assets of in excess of $270 billion. Robert C. Jones, Victor Pinter, Kent Clark and Melissa Brown are responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to GSAM. Mr. Jones, a chartered financial analyst and Managing Director of GSAM, has been an officer and investment professional with GSAM since 1989. Mr. Clark is a Managing Director of GSAM. He joined GSAM as a portfolio manager in the quantitative equity management team in 1992. Mr. Pinter is a Vice President of GSAM. He joined GSAM in 1990 as a research analyst and became a portfolio manager in 1992. Ms. Brown is a Vice President. She joined GSAM as a portfolio manager in 1998. From 1984 to 1998, Ms. Brown was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities Incorporated. GSAM is a separate operating division of Goldman Sachs & Co. Goldman Sachs & Co. is controlled by Goldman Sachs Group, Inc.

GSAM is currently compensated for its services to The Growth Equity Portfolio at an annual rate of 0.30% of those assets of the Portfolio's assets allocated to GSAM ("GSAM Account"). Under the terms of a performance fee arrangement which first became effective on October 1, 1999, GSAM's asset-based fee ("Base Fee") may be adjusted to reflect the performance of the GSAM Account. Under the arrangement, the Base Fee may be increased or decreased at an annual rate of 25% of the net value added by GSAM over the total return of the Russell 1000 Growth Index plus 30 basis points during the 12 months immediately preceding the date on which the fee is calculated. This 30 basis point "performance hurdle" is designed to assure that GSAM will earn a performance adjustment only with respect to the value that its portfolio management adds to the GSAM Account. Because the performance of the GSAM Account will vary, the advisory fee payable to GSAM will also vary. The maximum fee payable to GSAM for any annual period under the incentive fee arrangement is .50% of the average net assets of the GSAM Account and the minimum fee payable to GSAM for any annual period under the incentive fee arrangement is 0.10% of the average net assets of the GSAM Account. Shareholders should be aware that one consequence of the performance fee arrangement is that GSAM could be entitled to a positive performance adjustment even during periods when the value of the GSAM Account and/or the Portfolio overall declines. This could occur if the decline in the value of the Russell 1000 Growth Index is greater than the decline in the value of the Portfolio. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

================================================================================

Institutional Capital Corporation ("ICAP") serves as a Specialist Manager for The Value Equity Portfolio. For its services to the Portfolio, ICAP receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.35%. ICAP, the principal offices of which are located at 225 West Wacker, Chicago, Illinois 60606, has provided investment management services for equity assets since 1970. Investment decisions for those assets of the Portfolio assigned to ICAP are made by a team of ICAP investment professionals; investment decisions are made by committee and no single individual has primary responsibility for making recommendations to the committee. ICAP had assets of approximately $13.2 billion under management as of July 31, 2000, of which approximately $2.6 billion represented assets of mutual funds.

Jennison Associates LLC ("Jennison") serves as a Specialist Manager for The Growth Equity Portfolio. For its services to the Portfolio, Jennison receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. Jennison, the principal offices of which are located at 466 Lexington Avenue, New York, New York 10017, was established in 1969. Jeffrey P. Siegel, an Executive President of Jennison, is responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to Jennison. Mr. Seigel joined Jennison in June 1999 after eleven years at TIAA-CREF, where he was a portfolio manager. As of June 30, 2000, Jennison had approximately $63.5 billion under management, of which approximately $25.4 billion represented assets of mutual funds. Jennison is a wholly-owned subsidiary of The Prudential Insurance Company of America.

Miller Anderson & Sherrerd, LLP ("MAS") serves as the Specialist Manager for The High Yield Bond Portfolio and The Fixed Income II Portfolio. For its services to The High Yield Portfolio, MAS receives a fee, payable monthly, calculated at an annual rate of .375% of the average daily net assets of the Portfolio. For its services to The Fixed Income II Portfolio, MAS receives a monthly fee, calculated in accordance with the following annual rates: .275% of the first $200 million of the average daily net assets of the Portfolio; .250% of the next $200 million of such assets; and .200 of such assets over $400 million. MAS, whose principal offices are located at One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868, was founded in 1969 and is a division of Morgan Stanley Dean Witter Investment Management and is wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. ("MSDW"). As of June 30, 2000, MSDW, together with its affiliates, managed assets in excess of $177.2 billion, of which approximately $47.8 billion represented assets of mutual funds.

Day-to-day investment decisions for The High Yield Portfolio are the responsibility of Stephen F. Esser, Robert E. Angevine and Gordon W. Loery. Mr. Esser, a Managing Director of MSDW, joined MAS in 1988 and has been part of the management team for The High Yield Bond Portfolio since the inception of this Portfolio. Mr. Angevine, a Principal of MSDW, joined MSDW in 1988 as a Fixed Income Portfolio Manager and has been a part of the management team for The High Yield Bond Portfolio since 1996. Before joining the management team for The High Yield Bond Portfolio in 1999, Mr. Loery, who is also a Principal of MSDW, joined MAS in 1996, having served as a Fixed Income Analyst for Morgan Stanley Asset Management Inc. from 1990 to 1996.

Day-to-day portfolio management decisions for The Fixed Income II Portfolio are the responsibility of Angelo G. Manioudakis and Scott F. Richard. Mr. Manioudakis, a Principal of MSDW, joined MAS in 1993. He served as a Fixed Income Analyst for Morgan Stanley Asset Management Inc., a affiliate of MAS, from 1993 to 1995, and as a Fixed Income Portfolio Manager from 1995 to 1998.
He has been part of the management team for The High Yield Bond Portfolio since 1999. Mr. Richards, who is a Managing Director of MSDW, joined MAS in 1992 and has been part of the management team for The Fixed Income II Portfolio since the inception of this Portfolio.

Deutsche Asset Management, Inc. ("Deutsche") serves as the Specialist Manager for The Intermediate Term Municipal Bond Portfolio and The Fixed Income Portfolio. For its services to each of the Intermediate Term Municipal Bond Portfolio and the Fixed Income Portfolio, Deutsche receives, based of the average daily net assets value of each such portfolio, an annual fee of 0.275%. Deutsche, which was formerly known as Morgan Grenfell, Incorporated, is headquartered at 885 Third Avenue, New York, New York 10022, has been active in managing municipal securities since 1989. David Baldt, an Executive Vice-President of Deutsche , is primarily responsible for making the day-to-day investment decisions for each of the Trust's Fixed Income Portfolios. Mr. Baldt has managed fixed income investments since 1973, and has been with Deutsche (or its predecessors) since 1989. As of June 30, 2000, Deutsche managed assets of approximately $16.0 billion, of which approximately $2.7 billion represented assets of mutual funds. Deutsche is an indirect, wholly-owned subsidiary of Deutschebank, A.G., a German financial services conglomerate.

Shareholder Information
================================================================================

Purchasing Shares of the Portfolios

You may purchase shares of any of the Portfolios only if you are a client of Hirtle Callaghan or a financial intermediary that has established a relationship with Hirtle Callaghan. Shares of each of the Portfolios are sold at its net asset value per share ("NAV") next calculated after your purchase order is accepted by the Trust.

A Portfolio's NAV is determined at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open.

The NAV is calculated by adding the total value of the Portfolio's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Portfolio:


                         NAV =  total assets - liabilities
                                --------------------------
                                number of shares outstanding


The value of each Portfolio's investments is generally determined by current market quotations. If market quotations are not available, prices will be based on fair value as determined by the Trust's Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trust's Board.

Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. All purchases must be made in U.S. dollars. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust's transfer agent on any regular business day.

Selling Your Shares

You may redeem your shares in any Portfolio on any regular business day. Shares will be redeemed at the NAV next computed after receipt of your redemption order by the Trust. You will receive redemption proceeds within 7 days after receipt of your redemption order by the Trust. Redemption proceeds may be wired to an account that you have predesignated and which is on record with the Trust. Shares purchased by check will not be redeemed until that payment has cleared -- normally, within 15 days of receipt of the check by the Trust.

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Redemption requests must be in writing and must be signed by the shareholder(s) named on the account. If you wish to redeem shares of any Portfolio valued at $25,000 or more, each signature must be guaranteed.

Other Information about Purchases and Redemptions. Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution. Capital gains, if any, are distributed at least annually.

The value of securities that are primarily listed on foreign exchanges may change on days when the New York Stock Exchange is closed and the NAV of a Portfolio is not calculated. You will not be able to purchase or redeem your shares on days when the New York Stock Exchange is closed. The Trust may permit investors to purchase shares of a Portfolio "in kind" by exchanging securities for shares of the selected Portfolio. This is known as an "in-kind" purchase. Shares acquired in an in-kind transaction will not be redeemed until the transfer of securities to the Trust has settled -- usually within 15 days following the in-kind purchase. The Trust may also redeem shares in-kind. This means that all or a portion of the redemption amount would be paid by distributing to the redeeming shareholder securities held in a Portfolio's investment portfolio. Investors will incur brokerage charges on the sale of these portfolio securities. In kind purchases and sales will be permitted solely at the discretion of the Trust.

The Trust does not impose investment minimums or sales charges of any kind. If your account falls below $5,000, the Portfolio may ask you to increase your balance. If it is still below $5,000 after 30 days, the Portfolio may close your account and send you the proceeds at the current NAV. In addition, if you purchase shares of the Trust through a program of services offered by a financial intermediary, you may incur advisory fees or custody expenses in addition to those expenses described in this Prospectus. Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.

================================================================================

Shareholder Reports and Inquiries. Shareholders will receive semi-annual reports containing unaudited financial statements as well as annual reports containing financial statements which have been audited by the Trust's independent accountants. Each shareholder will be notified annually as to the Federal tax status of distributions made by the Portfolios in which such shareholder is invested. Shareholders may contact the Trust by calling the telephone number, or by writing to the Trust at the address, shown on the first page of this prospectus.

Dividends, Distributions and Taxes. Any income a Portfolio receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on The Value Equity Portfolio, The Growth Equity Portfolio and The Small Capitalization Equity Portfolio are usually paid on a quarterly basis. Dividends on The International Equity Portfolio are paid semi-annually. Dividends on each of the Income Portfolios are paid monthly. Capital gains for all Portfolios, if any, are distributed at least annually.

Federal Taxes. The following discussion is only a brief summary of some of the important Federal tax considerations that may affect your investment in the Trust. It is not a substitute for careful tax planning. Furthermore, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Trust. Accordingly, shareholders are urged to consult their tax advisers with specific reference to his or her particular tax situation.

Dividends that are derived from taxable investments are taxable as ordinary income. Dividends and capital gain distributions are taxable in the year in which they are paid, even if they appear on your account statement the following year. The manner in which they are taxed will be the same, regardless of whether you elect to receive your dividends and capital gains distributions in cash or in additional shares. Taxes on capital gains by the Portfolios will vary with the length of time the Portfolio has held the security - not how long you have invested in the Portfolio.


During normal market conditions, it is expected that substantially all of the dividends paid by The Intermediate Term Municipal Bond Portfolio will be excluded from gross income for Federal income tax purposes. As previously noted, the Portfolio may, however, invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax or a factor in determining whether Social Security benefits are taxable; the Portfolio may also realize capital gain. In such event, a portion of the Portfolio's dividends would not be exempt from Federal income taxes. If a Portfolio invests in foreign securities, it may be subject to foreign withholding taxes, and under certain circumstances, may elect to pass-through to its shareholders their pro rata share of foreign taxes paid by such Portfolio. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Portfolio), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.

You will be notified each year about the Federal tax status of dividends and capital gains distributions made by the Portfolios. Depending on your residence for tax purposes, dividends and capital gains distributions may also be subject to state and local taxes, including withholding taxes. Foreign shareholders may be subject to special withholding requirements.

Financial Highlights
================================================================================

The financial highlights tables are intended to help you understand the financial performance of each of the Trust's Portfolios for the past five years or since the inception of the Portfolio, if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, are included in the Statement of Additional Information, which is available upon request.



                                                                                Value Equity Portfolio
                                                                  Year       Year        Year        Year        Period
                                                                 Ended       Ended      Ended       Ended        Ended
                                                                June 30,   June 30,    June 30,    June 30,     June 30,
                                                                  2000       1999        1998        1997       1996(a)

Net Asset Value, Beginning of Period.....................   $   14.85    $   15.49  $   14.41   $   11.48     $  10.00
Income from Investment Operations:
   Net investment income.................................        0.17         0.22       0.24        0.23         0.22
   Net realized and unrealized gain/(loss) on
investments..............................................       (0.92)        0.87       2.87        3.65         1.51
     Total from investment operations....................       (0.75)        1.09       3.11        3.88         1.73
Distributions to Shareholders from:
   Net investment income.................................       (0.17)       (0.22)     (0.25)      (0.21)       (0.22)
   Net realized gain on investments......................       (0.73)       (1.51)     (1.78)      (0.74)       (0.03)
     Total distribution to shareholders..................       (0.90)       (1.73)     (2.03)      (0.95)       (0.25)
Net Asset Value, End of Period...........................   $   13.20    $   14.85  $   15.49   $   14.41     $  11.48
Total Return.............................................       (5.14%)       9.07%     23.42%      35.28%       17.28%(c)
Ratios to Average Net Assets/Supplemental Data:
   Net assets, end of period (in thousands)..............   $ 241,803    $ 216,940  $ 176,587   $ 117,092     $ 71,503
   Ratio of expenses to average net assets...............        0.55%        0.56%      0.52%       0.63%        0.63%(b)
   Ratio of net investment income to average net
assets ..................................................        1.29%        1.64%      1.69%       1.89%        2.55%(b)
   Ratio of expenses to average net assets excluding
fee waivers..............................................        0.55%        0.56%      0.52%       0.65%        0.68%*(b)
   Portfolio turnover rate...............................      128.72%      108.79%     86.45%      97.39%       92.00%


* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period August 25, 1995 (commencement of operations) through June 30, 1996.
(b) Annualized.
(c) Not annualized.

                                                                                     Growth Equity Portfolio
                                                                 Year       Year        Year        Year         Period
                                                                 Ended      Ended       Ended       Ended        Ended
                                                               June 30,   June 30,    June 30,     June 30,     June 30,
                                                                 2000       1999        1998         1997       1996(a)

Net Asset Value, Beginning of Period.....................   $    17.96  $   15.25   $   13.67   $   11.13    $   10.00
Income from Investment Operations:
   Net investment income.................................         0.08       0.03        0.04        0.06         0.04
   Net realized and unrealized gain on investments
and futures..............................................         4.69       3.76        4.37        2.58         1.13
     Total from investment operations....................         4.77       3.79        4.41        2.64         1.17
Distributions to Shareholders from:
   Net investment income.................................        (0.08)     (0.03)      (0.04)      (0.05)       (0.04)
   In excess of net investment income....................           --         --       (0.02)         --           --
   Net realized gain on investments and futures..........        (2.02)     (1.05)      (2.77)      (0.05)          --
     Total distribution to shareholders..................        (2.10)     (1.08)      (2.83)      (0.10)       (0.04)
Net Asset Value, End of Period...........................   $    20.63  $   17.96   $   15.25   $   13.67    $   11.13
Total Return.............................................        27.71%     26.76%      37.00%      23.83%       11.69%(c)
Ratios to Average Net Assets/Supplemental Data:
   Net assets, end of period (in thousands)..............   $  361,607  $ 264,877   $ 216,129   $ 160,961    $ 110,537
   Ratio of expenses to average net assets...............         0.52%      0.53%       0.53%       0.55%        0.63%(b)
   Ratio of net investment income to average net
assets...................................................         0.47%      0.20%       0.33%       0.49%        0.46%(b)
   Ratio of expenses to average net assets excluding
fee waivers..............................................         0.52%      0.53%       0.53%       0.55%        0.68%*(b)
   Portfolio turnover rate...............................        94.37%     70.61%      95.07%      80.47%       80.00%


* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period August 8, 1995 (commencement of operations) through June 30, 1996.
(b) Annualized.
(c) Not annualized.

================================================================================


                                                                            Small Capitalization Equity Portfolio
                                                                  Year       Year        Year        Year       Period
                                                                  Ended      Ended      Ended       Ended        Ended
                                                                June 30,   June 30,    June 30,    June 30,     June 30,
                                                                  2000       1999        1998        1997       1996(a)
Net Asset Value, Beginning of Period.......................   $   12.33  $   13.13  $   12.95   $   11.07   $   10.00
Income from Investment Operations:
   Net investment income...................................        0.02       0.04       0.06        0.07        0.10
   Net realized and unrealized gain on investments.........        2.96       0.35       1.54        2.11        1.07
     Total from investment operations......................        2.98       0.39       1.60        2.18        1.17
Distributions to Shareholders from:
   Net investment income...................................       (0.02)     (0.04)     (0.06)      (0.07)      (0.10)
   Net realized gain on investments........................          --      (1.15)     (1.36)      (0.23)         --
     Total distribution to shareholders....................       (0.02)     (1.19)     (1.42)      (0.30)      (0.10)
Net Asset Value, End of Period.............................   $   15.29  $   12.33  $   13.13   $   12.95   $   11.07
Total Return...............................................       24.21%      4.73%     12.66%      19.88%      11.82%(c)
Ratios to Average Net Assets/Supplemental Data:
   Net assets, end of period (in thousands)................   $ 279,784  $ 210,737  $ 150,527   $ 113,480   $  61,503
   Ratio of expenses to average net assets.................        0.60%      0.62%      0.70%       0.78%       0.78%(b)
   Ratio of net investment income to average net assets....        0.18%      0.39%      0.41%       0.68%       1.33%(b)
   Ratio of expenses to average net assets excluding
     fee waivers...........................................        0.60%      0.62%      0.70%*      0.78%*      0.90%*(b)
   Portfolio turnover rate.................................      111.52%    125.52%    103.41%      54.16%      38.00%


* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period September 5, 1995 (commencement of operations) through June 30, 1996.
(b) Annualized.
(c) Not annualized.




                                                                                     International Equity Portfolio
                                                                     Year       Year        Year         Year       Period
                                                                     Ended      Ended       Ended       Ended        Ended
                                                                   June 30,   June 30,    June 30,     June 30,    June 30,
                                                                     2000       1999        1998         1997       1996(a)
Net Asset Value, Beginning of Period........................     $   12.85  $   12.70   $   12.84   $   11.26      $ 10.00
Income from Investment Operations:
   Net investment income....................................          0.12       0.24        0.16        0.22         0.16
   Net realized and unrealized gain on investment and
     foreign currency transactions..........................          2.82       0.39        0.49        1.92         1.35
     Total from investment operations.......................          2.94       0.63        0.65        2.14         1.51
Distributions to Shareholders from:
   Net investment income....................................         (0.07)     (0.21)      (0.47)      (0.22)       (0.24)
   In excess of net investment income.......................            --         --          --       (0.04)          --
   Net realized gain on investments and foreign currency
     transactions...........................................         (0.38)     (0.27)      (0.32)      (0.30)       (0.01)
     Total distribution to shareholders.....................         (0.45)     (0.48)      (0.79)      (0.56)       (0.25)
Net Asset Value, End of Period..............................     $   15.34  $   12.85   $   12.70   $   12.84     $  11.26
Total Return................................................         23.14%      5.20%       5.91%      19.61%       15.15%(c)
Ratios to Average Net Assets/Supplemental Data:
   Net assets, end of period (in thousands).................     $ 383,572  $ 256,177   $ 229,875   $ 146,122     $ 77,732
   Ratio of expenses to average net assets..................          0.65%      0.69%       0.70%       0.78%        0.81%(b)
   Ratio of net investment income to average net assets.....          0.98%      1.51%       2.00%       1.97%        1.75%(b)
   Ratio of expenses to average net assets excluding fee
     waivers................................................          0.65%      0.69%       0.71%       0.78%        0.92%*(b)
   Portfolio turnover rate..................................        144.41%     56.77%      36.80%      29.85%       15.00%


* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period August 17, 1995 (commencement of operations) through June 30, 1996.
(b) Annualized.
(c) Not annualized.

================================================================================

                                                                                            Intermediate Term
                                                                        Fixed Income          Municipal Bond
                                                                         Portfolio              Portfolio
                                                                      Year      Period       Year      Period
                                                                      Ended      Ended      Ended      Ended
                                                                    June 30,   June 30,    June 30,   June 30,
                                                                      2000      1999(a)      2000     1999(a)
Net Asset Value, Beginning of Period............................  $    9.64  $   10.00   $    9.79  $   10.00
Income from Investment Operations:
   Net investment income........................................       0.62       0.58        0.46       0.45
   Net realized and unrealized gain/(loss) on investments.......      (0.20)     (0.28)      (0.23)     (0.21)
     Total from investment operations...........................       0.42       0.30        0.23       0.24
Distributions to Shareholders from:
   Net investment income........................................      (0.62)     (0.58)      (0.46)     (0.45)
   Net realized gain on investments.............................         --      (0.08)         --         --
     Total distribution to shareholders.........................      (0.62)     (0.66)      (0.46)     (0.45)
Net Asset Value, End of Period..................................  $    9.44  $    9.64   $    9.56  $    9.79
Total Return....................................................       4.49%      2.88%       2.45%      2.44%
Ratios to Average Net Assets/Supplemental Data:
   Net assets, end of period (in thousands).....................  $ 130,508  $ 108,074   $ 199,566  $ 107,105
   Ratio of expenses to average net assets......................       0.46%      0.50%       0.46%      0.47%
   Ratio of net investment income to average net assets.........       6.52%      5.78%       4.84%      4.54%
   Ratio of expenses to average net assets excluding
    fee waivers.................................................       0.46%      0.50%       0.46%      0.54%*
   Portfolio turnover rate......................................     147.65%    146.78%      51.34%     42.24%


* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period July 1, 1998 (commencement of operations) through June 30, 1999.

--------------------------------------------------------------------------------
                           The Hirtle Callaghan Trust
================================================================================

For More Information:
For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:
The Trust's annual and semi-annual reports to shareholders contain additional information on the Trust's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

Statement of Additional Information ("SAI"):
The SAI provides more detailed information about the Trust, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

    You can get free copies of these reports and the SAI, or request other information and discuss your questions about the Trust by contacting a broker or bank that sells the Portfolios. Or contact the Trust at:

                          The Hirtle Callaghan Trust
                  100 Four Falls Corporate Center, Suite 500
                       West Conshohocken, PA 19428-2970

                            Telephone: 610-828-7200

You can review the Trust's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You can get text-only copies of these documents:

   . For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, calling 202-942-8090 by electronic request to: publicinfo@sec.gov.

   .   Free from the Commission's website at http://www.sec.gov.

Investment Company Act File No. 811-8918.

                      STATEMENT OF ADDITIONAL INFORMATION

                          The Hirtle Callaghan Trust
                  100 Four Falls Corporate Center, Suite 500
                       West Conshohocken, PA 19428-2970

This statement of additional information is designed to supplement information contained in the prospectus relating to The Hirtle Callaghan Trust ("Trust"). The Trust is an open-end, diversified, series, management investment company registered under the Investment Company Act of 1940 ("Investment Company Act"). Hirtle, Callaghan & Co., Inc ("Hirtle Callaghan") serve as the overall investment adviser to the Trust. This document, although not a prospectus, is incorporated by reference in its entirety in the Trust's prospectus and should be read in conjunction with the Trust's prospectus dated September 25, 2000. A copy of that prospectus is available by contacting the Trust at 610-828-7200.


Statement of Additional Information Heading                           Corresponding Prospectus Heading
-------------------------------------------                           --------------------------------
Management of the Trust                                               Management of the Trust
     Trustees and Officers
     Investment Advisory Arrangements
     Administration, Distribution and Related Services

Further Information About the Trust's Investment Policies             Investment Risk and Strategies

Investment Restrictions                                               Investment Risk and Strategies

Additional Purchases and Redemption Information                       Shareholder Information

Portfolio Transactions and Valuation                                  Shareholder Information

Dividends, Distributions and Taxes                                    Shareholder Information

Performance Information                                               Portfolio Descriptions and Expenses

History of the Trust and Other Information                            Management of Trust

Financial Statements and Independent Accountants                      Financial Highlights

Ratings Appendix                                                      N/A

This Statement of Additional Information does not contain all of the information set forth in the registration statement filed by the Trust with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933. Copies of the registration statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at its offices in Washington, D.C.

The Trust's Annual Report to Shareholders dated June 30, 2000 accompanies this Statement of Additional Information and is incorporated by reference herein. The date of this Statement of Additional Information is September 25, 2000.

                            MANAGEMENT OF THE TRUST

Trustees and Officers.  The Trust's Board of Trustees ("Board") is responsible
----------------------
for the overall supervision and management of the business and affairs of the Trust, including (i) the selection and general supervision of those investment advisory organizations ("Specialist Managers") retained by the Trust to provide portfolio management services to each of its separate investment portfolios (each a "Portfolio"); and (ii) for Portfolios for which more than one Specialist Manager has been retained, allocation of that Portfolio's assets among such Specialist Managers. In particular, the Board may, from time to time, allocate portions of a Portfolio's assets between or among several Specialist Managers, each of whom may have a different investment style and/or investment selection discipline. The Board also may reallocate a Portfolio's assets among such Specialist Managers, or terminate particular Specialist Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. Further information regarding the Trust's use of multi-manager structure appears below. In addition, the Board may retain additional Specialist Managers on behalf of a Portfolio subject to the approval of the shareholders of that Portfolio in accordance with the Investment Company Act.

Day-to-day operations of the Trust are the responsibility of the Trust's officers, who are elected by, and serve at the pleasure of, the Board. The name and principal occupation for the past five years of each of the Trust's current officers and trustees are set forth below; unless otherwise indicated, the business address of each is 100 Four Falls Corporate Center, Suite 500, West Conshohocken, PA 19428-2970. Except for Mr. Williams, each of the Trustees has served on the Trust's Board since its inception; Mr. Williams became a Trustee as of July 15, 1999. An asterisk appears beside the name of each Trustee who is an "interested person" of the Trust within the meaning of the Investment Company Act.

                                             Position with the                       Principal Occupation
Name and Business Address     Birthdate            Trust                           for the Last Five Years
--------------------------  -------------    ------------------                    -----------------------
*Donald E. Callaghan              9/19/46    Chair and           For more than the past five years, Mr. Callaghan has been a
                                             President           Principal of Hirtle Callaghan.

Ross H. Goodman                  12/25/47    Trustee             For more than the past five years, Mr. Goodman has been
                                                                 Vice President of American Industrial Management & Sales,
                                                                 Northeast, Inc. or its predecessors (manufacturing
                                                                 representative).

*Jonathan J. Hirtle              12/31/52    Trustee             For more than the past five years, Mr. Hirtle has been a
                                                                 Principal of Hirtle Callaghan.

Jarrett Burt Kling                5/26/43    Trustee             For more than the past five years, Mr. Kling has been
                                                                 associated with CRA Real Estate Securities, L.P., a
                                                                 registered investment adviser and indirect, wholly-owned
                                                                 subsidiary of ING Group.

R. Richard Williams               8/24/45    Trustee             For more than the last five years, Mr. Williams has served as the Chief Executive Officer and President of Valquip
                                                                 Corporation (flow control distribution).

Richard W. Wortham, III           9/12/38    Trustee             For more than the past five years, Mr. Wortham has been
                                                                 President of Video Rental of Pennsylvania, Inc. and its
                                                                 parent, Houston VMC, Inc.  Mr. Wortham is also a trustee of the Wortham Foundation and the Museum of Fine Arts, Houston.

Robert J. Zion                    12/7/61    Vice President,     Mr. Zion is a Principal of Hirtle Callaghan, and has been
                                             Secretary and       employed by that firm for more than the last five years.
                                             Treasurer

Each of those members of the Board who are not "interested persons" of the Trust within the meaning of the Investment Company Act ("Independent Trustees") receive from the Trust a fee of $1,000.00 per meeting of the Board attended and are reimbursed for expenses incurred in connection with each such meeting.
Those members of the Board who are "interested persons" of the Trust and the Trust's officers receive no compensation from the Trust for performing the duties of their respective offices. As permitted under the Trust's Amended and Restated Declaration and Agreement of Trust and by-laws, the Board has established an executive committee and has appointed Messrs. Callaghan, Hirtle and Goodman to serve on that committee. Under the Trust's by-laws, the executive committee is authorized to act for the full Board in all matters for which the affirmative vote of a majority of the Board of the Trust's Independent Trustees is not required under the Investment Company Act or other applicable law. The table below, which is required to be included in this Statement of Additional by the SEC, shows the aggregate compensation received from the Trust by each of the Independent Trustees during the fiscal year ending June 30, 2000 (excluding reimbursed expenses).

    Name and Position            Aggregate       Pension Retirement   Estimated Benefits   Total Compensation
                             Compensation From     Benefits From        Upon Retirement        From Trust
                                   Trust              Trust               From Trust
Ross H. Goodman                          $4,000         none                 none                       $4,000
Jarrett Burt Kling                        4,000         none                 none                        4,000
Richard W. Wortham, III                   4,000         none                 none                        4,000
R. Richard Williams                       4,000         none                 none                        4,000

All of the officers and trustees of the Trust own, in the aggregate, less than one percent of the outstanding shares of the shares of the respective Portfolios of the Trust; officers and Trustees of the Trust may, however, be investment advisory clients of Hirtle Callaghan and shareholders of the Trust.

The Trust, Hirtle Callaghan and each of the Trust's Specialist Managers, as well as the Trust's distributor, have adopted codes of ethics (each, a "17j-1 Code") under Rule 17j-1 under the Investment Company Act. The 17j-1 Code adopted by each of these entities governs the manner and extent to which certain persons associated with that entity may invest in securities for their own accounts (including securities that may be purchased or held by the Trust). The 17j-1 Codes are on public file with, and are available from, the SEC's Public Reference Room in Washington, D.C.

Multi-Manager Structure.  The Trust expects to use the multi-manager structure
-----------------------
for certain of the Portfolios from time to time when such strategy appears advisable for the particular Portfolio. At present, each of the Equity Portfolios employs the multi-manager structure. Under this structure, the Trust allocates portions of a Portfolio's assets among two or more specialist managers with differing investment styles and/or security selection disciplines. The Trust monitors the performance of both the overall Portfolio and of each Specialist Manager. From time to time, the Trust may reallocate Portfolio assets among individual Specialist Managers, or recommend that particular Specialist Managers be hired or terminated, when the Trust believes the action is appropriate to achieve the overall objectives of the particular Portfolio. For example, a reallocation may be recommended by Hirtle Callaghan and considered by the Board in the event that a Specialist Manager experiences variations in performance as a result of by factors or conditions that affect the particular universe of securities emphasized by that investment manager or otherwise affect that Specialist Managers particular investment style.

The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selections processes; (c) monitor Specialist Managers' performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers.

The Trust selects Specialist Managers, subject to the approval of the shareholders of that Portfolio, in accordance with the Investment Company Act, based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to specific investment styles. While superior performance is regarded as the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Specialist Managers.

From time to time, the Trust may recommend that the services of a Specialist Manager be terminated. The criteria for termination may include, but are not limited to, the following: (a) departure of key personnel from the Specialist Manager's firm; (b) acquisition of the Specialist Manger by a third party; or
(c) change in or departure from investment style.

Investment Advisory Arrangements.  As described in the prospectus, Hirtle,
---------------------------------
Callaghan has entered into a written consulting agreement with the Trust ("Hirtle Callaghan Agreement"). The Hirtle Callaghan Agreement was approved by the Trust's initial shareholder on July 21, 1995, following the approval of the Trust's Board (including a majority of the Trust's Independent Trustees) at a meeting of the Board held on July 20, 1995; that agreement was last approved by the Trust's Board on February 29, 2000. The Hirtle Callaghan Agreement will remain in effect from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by vote of a majority of the Trust's Board or the vote of the holders of a majority of the outstanding securities of the Trust; and (ii) by a majority of the Independent Trustees, by vote cast in person. The Hirtle Callaghan Agreement may be terminated at any time, without penalty, either by the Trust or by Hirtle Callaghan, upon sixty days' written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act. The Hirtle Callaghan Agreement permits the Trust to use the name "Hirtle Callaghan." In the event, however, the Hirtle Callaghan Agreement is terminated, Hirtle Callaghan has the right to require the Trust to discontinue any references to the name "Hirtle Callaghan" and to change the name of the Trust as soon as is reasonably practicable. The Hirtle Callaghan Agreement further provides that Hirtle Callaghan will not be liable to the Trust for any error, mistake of judgment or of law, or loss suffered by the Trust in connection with the matters to which the Hirtle Callaghan Agreement relates (including any action of any Hirtle Callaghan officer or employee in connection with the service of any such officer or employee as an officer of the Trust), whether or not any such action was taken in reliance upon information provided to the Trust by Hirtle Callaghan, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of Hirtle Callaghan.

At a meeting of the Board held on February 29, 2000, the Board approved a proposal to seek an order of the SEC that would, if issued, permit the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board in the manner contemplated by Section 15(c) but without submitting such contracts for the approval of the shareholders of the relevant portfolio. It is anticipated, however, that any such order would become effective with respect to any Portfolio only upon the approval of the holders of a majority of the outstanding shares of such Portfolio.

Portfolio Management Contracts.  The Trust has also entered into investment
------------------------------
advisory contracts (each, as "Portfolio Management Contract") on behalf of each of the Portfolios with one or more of the Specialist Managers. Although the Trust is served by several different Specialist Managers, each of the contracts that govern these advisory relationships include a number of similar provisions. Each Portfolio Management Contract provides that the named Specialist Manager will, subject to the overall supervision of the Board, provide a continuous investment program for the assets of the Portfolio to which such contract relates, or that portion of such assets as may be, from time to time allocated to such Specialist Manager. Under their respective contracts, each Specialist Manager is responsible for the provision of investment research and management of all investments and other instruments and the selection of brokers and dealers through which securities transactions are executed. Each of the contracts provides that the named Specialist Manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the Specialist Manager, or for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the named Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, misfeasance, bad faith or gross negligence on the part of the named Specialist Manager. Each of the Portfolio Management Contracts provides that it will remain in effect from year to year so long as such continuation is approved, at a meeting called to vote on such continuance, at least annually (i) by vote of a majority of the Trust's Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of
Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person, and further, that the contract may be terminated at any time, without penalty, either by the Trust or by the named Specialist Manager, in each case upon sixty days' written notice. Each of the Portfolio Management Contracts provides that it will automatically terminate in the event of its assignment, as that term is defined in the Investment Company Act.

The Portfolio Management Contracts and the Portfolios to which they relate are as follows:

-------------------------------------------------------------------------------------------------------------------------------
     Portfolio              Specialist Manager           Served Portfolio Since           Most Recent Contract Approval
                                                                                  ---------------------------------------------
                                                                                     Shareholders                 Board
-------------------------------------------------------------------------------------------------------------------------------
The Value Equity         Institutional Capital           Inception                   January 12, 1998         February 29, 2000
Portfolio                Corporation ("ICAP")/(1)/
                                                       -------------------------------------------------------------------------
                         Geewax Terker & Co.             April 1, 1999               June 15, 1999            February 29, 2000
                         ("Geewax Terker")/(2)/

--------------------------------------------------------------------------------------------------------------------------------
The Growth Equity        Jennison Associates LLC          Inception                  July 21, 1995            February 29, 2000
Portfolio                ("Jennison")
                                                       -------------------------------------------------------------------------
                         Goldman Sachs Asset              October 1, 1997            January 12, 1998         September 12, 1999
                         Management ("GSAM")/(3)/

--------------------------------------------------------------------------------------------------------------------------------
The Small                Geewax, Terker/(4)/              April 1, 1998              June 15, 1998            February 29, 2000
Capitalization
                                                       -------------------------------------------------------------------------
Equity Portfolio         Frontier Capital                 Inception                  December 16, 1999        February 29, 2000
                         Management Company
                         ("Frontier")/(5)/

--------------------------------------------------------------------------------------------------------------------------------
The International        Capital Guardian Trust           April 28, 2000             July 26, 2000            April 14, 2000
Equity Portfolio         Company/(6)/
                                                       -------------------------------------------------------------------------
                         Artisan Limited Partnership      July 23, 1999              July 23, 1999            June 8, 1999
                         ("Artisan")/(7)/

--------------------------------------------------------------------------------------------------------------------------------
The Intermediate         Deutsche Asset Management,       Inception                  July 1, 1998             February 29, 2000
Term Municipal           Inc. ("Deutsche ")               (July 1, 1998)
Bond Portfolio/(8)/

--------------------------------------------------------------------------------------------------------------------------------
The Fixed Income         Deutsche                         Inception                  July 1, 1998             February 29, 2000
Portfolio/(8)/                                            (July 1, 1998)

--------------------------------------------------------------------------------------------------------------------------------
The Fixed Income II      Miller, Anderson & Sherrerd,     Inception                  September 25, 2000       June 13, 2000
Portfolio                LLP ("MAS")/(9)/                 (September 25, 2000)

--------------------------------------------------------------------------------------------------------------------------------
The High Yield           MAS /(9)/                        Inception                  September 25, 2000       June 13, 2000
Portfolio                                                 (September 25, 2000)

--------------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio Management Contract between ICAP and the Trust relating to The Value Equity Portfolio ("ICAP Agreement") was first approved by the Trust's initial shareholder on July 21, 1995, and by the Board on July 20, 1995. An amendment to the ICAP Agreement was approved by shareholders of The Value Equity Portfolio on January 12, 1998, and by the Trust's Board on November 21, 1997. Pursuant to the amendment, the fee payable to ICAP by The Value Equity Portfolio was increased from .30% of the average net assets of that portion of the Portfolio managed by ICAP to .35% of such assets. The amendment first became effective on February 2, 1998. See, "Investment Advisory Fees" in this Statement of Additional Information.

(2) Geewax Terker replaced the prior manager following Board approval of the Portfolio Management Contract between Geewax Terker and the Trust relating to The Value Equity Portfolio and as permitted under Rule 15a-4 of the Investment Company Act, as then in effect. Such contract, is substantially the same as the corresponding agreement between the Trust and the prior manager, and provides for the payment to Geewax Terker by the Portfolio of the same advisory fee as was paid to such prior manager.


(3) The Portfolio Management Contract between GSAM and the Trust provides that GSAM's indemnification obligation of the Specialist Manager with respect to information provided to the Trust by GSAM in connection with certain filings made by the Trust with the SEC will not apply unless GSAM has had an opportunity to review such filings for a specified period of time prior to the date on which they are filed and unless the GSAM is notified in writing of any claim for indemnification within specified periods. GSAM replaced the prior manager following Board approval of the Portfolio Management Contract ("GSAM Contract") between GSAM and the Trust relating to The Growth Equity Portfolio and as permitted under Rule 15a-4 of the Investment Company Act as then in effect. As indicated in the table, the GSAM Contract was approved by shareholders of The Growth Equity Portfolio at a meeting held on January 12, 1998. At the same meeting, such shareholders also approved an amendment to the GSAM Contract permitting the payment to GSAM of performance-based compensation under certain circumstances. See, "Investment Advisory Fees" in this Statement of Additional Information.

(4) Geewax Terker replaced the prior manager following Board approval of the Portfolio Management Contract between Geewax Terker and the Trust relating to The Small Capitalization Equity Portfolio and as permitted under Rule 15a-4 of the Investment Company Act, as then in effect. Such contract is substantially the same as the corresponding agreement between the Trust and the prior manager, and provides for the payment to Geewax Terker by the Portfolio of the same advisory fee as was paid by the prior manager. The Portfolio Management Contract between Geewax Terker and the Trust provides that Geewax Terker's indemnification obligation with respect to information provided to the Trust by Geewax Terker in connection with certain filings made by the Trust with the SEC will not apply unless Geewax Terker has had an opportunity to review such filings for a specified period of time prior to the date on which they are filed and unless the Geewax Terker is notified in writing of any claim for indemnification within specified periods.

(5) Frontier has served as a Specialist Manager of The Small Capitalization Equity Portfolio since the Portfolio's inception. The Portfolio Management Contract between the Trust and Frontier was submitted to shareholders of the Portfolio in December, 1999 in connection with the acquisition of Frontier by Affiliated Managers Group, Inc. ("AMG"), a Boston-based asset management holding company that holds majority interests in over a dozen investment management firms, and which collectively manage approximately $90 billion in assets. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).


(6) CapGuardian replaced Brinson Partners, Inc. ("Brinson") following Board approval of an interim portfolio management agreement ("Interim Agreement') on April 28, 2000, and as permitted under Rule 15(a)(4) of the Investment Company Act as then in effect. The Interim Agreement was replaced by a final Portfolio Management Contract between CapGuardian and the Trust ("CapGuardian Contract") following its approval by the Board on April 14, 2000, and by the shareholders of the shareholders of the International Equity Portfolio, on the date indicated in the table. As indicated in the prospectus, the CapGuardian Contract provides for the payment of performance-based compensation to CapGuardian under certain circumstances. See, "Investment Advisory Fees" in this Statement of
Additional Information.   The Portfolio Management Agreement between Brinson and
the Trust was terminated upon the assumption by CapGuardian of its services under the Interim Agreement. The terms and conditions of that agreement were, in all material respects, the same as those of the CapGuardian Contract except that the asset-based fee payable to Brinson under that agreement was calculated at a rate of .40% of 1% on assets of $200 million or less, with reductions (often called "break points") in the applicable rate at higher asset levels and did not include any provision for performance compensation.


(7) The terms and conditions of the Portfolio Management Contract between Artisan and the Trust ("Artisan Contract") provide for an advisory fee of .40% of 1% of the Portfolio's assets assigned to Artisan, but does not include fee reductions at higher asset levels. The Artisan Agreement will continue in effect until July 23, 2001, and will continue in effect thereafter so long as it is approved at least annually by the Board in the manner prescribed under the Investment Company Act of 1940. As indicated in the prospectus, an amendment to Artisan Contract was approved the Board on June 8, 1999 and by the shareholders of the International Equity Portfolio on July 23, 1999; pursuant to such amendment, Artisan is be entitled to receive performance-based compensation under certain circumstances. See, "Investment Advisory Fees" in this Statement of Additional Information.

(8) The Portfolio Management Contracts between Deutsche and the Trust relating to The Fixed Income and Intermediate Term Municipal Bond Portfolios provide that Deutsche's indemnification obligation with respect to information provided to the Trust by Deutsche in connection with certain filings made by the Trust with the SEC will not apply unless Deutsche has had an opportunity to review such filings for a specified period of time prior to the date on which they are filed and unless the Deutsche is notified in writing of any claim for indemnification within specified periods.


(9) The Portfolio Management Contracts between MAS and the Trust relating to The Fixed Income II and High Yield Bond Portfolios each provide that MAS's indemnification obligation with respect to information provided to the Trust by MAS in connection with certain filings made by the Trust with the SEC will not apply unless MAS has had an opportunity to review such filings for a specified period of time prior to the date on which they are filed and unless the MAS is notified in writing of any claim for indemnification within specified periods.

Investment Advisory Fees: Hirtle Callaghan.  The table below sets forth the
------------------------------------------
advisory fees received by Hirtle Callaghan from each of the Portfolios, calculated at an annual rate of .05%, during the periods indicated.

                                                   Fiscal Year Ended  Fiscal Year Ended  Fiscal Year Ended
                                                     June 30, 2000      June 30, 1999      June 30, 1998
                                                   -----------------  -----------------  -----------------
The Value Equity Portfolio                                  $106,974           $ 88,824            $74,299
The Growth Equity Portfolio                                 $145,244           $112,075            $96,094
The Small Capitalization Portfolio                          $120,203           $ 79,263            $69,076
The International Equity Portfolio                          $163,389           $116,041            $87,636
The Intermediate Municipal Bond Portfolio                   $ 70,408           $ 31,966                N/A
The Fixed Income Portfolio                                  $ 58,825           $ 46,707                N/A

Investment Advisory Fees: Specialist Managers. In addition to the fee paid by the Trust to Hirtle Callaghan, each of the Portfolios pays a fee to its Specialist Manager(s). In the case of The Value Equity, Small Capitalization Equity, Intermediate Term Municipal Bond, Fixed Income, Fixed Income II and High Yield Portfolios, the Specialist Managers receive a fee based on a specified percentage of that portion of the Portfolio's assets allocated to that Specialist Manager. The rate at which these fees are calculated is set forth in the Trust's prospectus.


In the case of The Growth Equity Portfolio and The International Equity Portfolio, the Trust's Board and the shareholders of each of these Portfolios have approved arrangements whereby one or more of the Specialist Managers may, under certain circumstances, receive performance-based compensation. Such arrangements are designed to increase a Specialist Manager's fee with respect to those periods in which superior investment performance is achieved and to reduce that fee when the performance achieved falls below a specified performance index. This type of fee structure is know as a "fulcrum fee." Shareholders should be aware that each of these fulcrum fee arrangements could increase or decrease the fee payable to the Specialist Manager involved and that such increases could occur in declining markets if the decline in the investment return achieved by the Specialist Manager is less than the decline in the total return of the applicable performance index. These performance-based fee arrangements are described below.


GSAM. GSAM is entitled to receive a compensation for its services based in part on the performance achieved by that portion of the assets of The Growth Equity Portfolio assigned to GSAM ("GSAM Account"). This performance fee arrangement is set forth in an amendment to the GSAM Contract (Performance Amendment") which first became effective on October 1, 1999, following the receipt of an exemptive order from the SEC. That order, in effect, permits the performance of the GSAM Account to be measured without regard to those expenses incurred in the operation of The Growth Equity Portfolio, but over which GSAM, as a Specialist Manager, has no control. The arrangement is designed to reward GSAM for performance that exceeds the Russell 1000 Growth Index ("Russell 1000 Growth") by a factor of at least .30% (30 basis points) and to reduce GSAM's compensation with respect to periods during which lesser performance is achieved.


Under the terms of the Performance Amendment, GSAM is entitled to receive a quarterly fee. The quarterly fee will consist of a base fee ("Base Fee") calculated at the annual rate of .30% (or 30 basis points) of the average net assets of the GSAM Account that is subject to adjustment by a factor referred to as the "Performance Component."

Each such quarterly payment will consist of 7.5 basis points (.075%) plus or minus 1/4 of the Performance Component multiplied by the average net assets of the GSAM Account for the immediately preceding 12 month period, on a "rolling basis." ("Rolling Basis" means that, at each quarterly fee calculation, the Gross Total Return of the GSAM Account, the Index Return and the average net assets of the GSAM Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.) The Performance Component is equal to 25% of the difference between (i) the total return of the GSAM Account calculated without regard to expenses incurred in the operation of the GSAM Account ("Gross Total Return") and (ii) the total return of the Russell 1000 Growth plus a performance hurdle of .30% (or 30 basis points).

Under the Performance Amendment, the maximum fee to payable to GSAM with respect to any 12 month period is .50% (50 basis points) and the minimum fee for any such period is .10% (10 basis points.) Because the Performance Amendment requires that no performance adjustment will be paid until the arrangement has been in effect for 12 months, it is possible that payments of the base fee made to GSAM during the first 9 months of such period may exceed the appropriate performance adjusted fee. To address this possibility, the Performance Amendment provides for a "recoupment feature" with respect to the first 12 months during which the Performance Amendment is in effect. This feature will be applicable only if the aggregate of the payments to GSAM made with respect to the 12 month initial period exceeds the performance adjusted fee to which GSAM would be entitled with respect to such period. In this event, advisory fees payable to GSAM with respect to each succeeding quarter will be reduced until the difference between the aggregate quarterly fees received by GSAM with respect to the initial 12 month period and such performance adjusted fee is fully recouped by the GSAM Account.

The following tables illustrates the above-described fee structure; the highlighted entry is the "fulcrum point" -- the performance that GSAM must achieve in order to receive an unadjusted base fee:

------------------------------------------------------------------------------------------------------------
If the 12 month performance of the GSAM Account --                       GSAM's fee for such period will be:
==================================================-----------------------===================================
is less than the Russell 1000 Growth by:    -0.50% or more               0.10000%
------------------------------------------------------------------------------------------------------------
is less than the Russell 1000 Growth by:    -0.40%                       0.12500%
------------------------------------------------------------------------------------------------------------
is less than the Russell 1000 Growth by:    -0.30%                       0.15000%
------------------------------------------------------------------------------------------------------------
is less than the Russell 1000 Growth by:    -0.20%                       0.17500%
------------------------------------------------------------------------------------------------------------
is less than the Russell 1000 Growth by:    -0.10%                       0.20000%
------------------------------------------------------------------------------------------------------------
equals the Russell 1000 Growth                                           0.22500%
------------------------------------------------------------------------------------------------------------
exceeds the Russell 1000 Growth by:          0.10%                       0.25000%
------------------------------------------------------------------------------------------------------------
exceeds the Russell 1000 Growth by:          0.20%                       0.27500%
------------------------------------------------------------------------------------------------------------
exceeds the Russell 1000 Growth by:          0.30%                       0.30000%
==================================================-----------------------========---------------------------
exceeds the Russell 1000 Growth by:          0.40%                       0.32500%
------------------------------------------------------------------------------------------------------------
exceeds the Russell 1000 Growth by:          0.50%                       0.35000%
------------------------------------------------------------------------------------------------------------
exceeds the Russell 1000 Growth by:          0.60%                       0.37500%
------------------------------------------------------------------------------------------------------------
exceeds the Russell 1000 Growth by:          0.70%                       0.40000%
------------------------------------------------------------------------------------------------------------
exceeds the Russell 1000 Growth by:          0.80%                       0.42500%
------------------------------------------------------------------------------------------------------------
exceeds the Russell 1000 Growth by:          0.90%                       0.45000%
------------------------------------------------------------------------------------------------------------
exceeds the Russell 1000 Growth by:          1.00%                       0.47500%
------------------------------------------------------------------------------------------------------------
exceeds the Russell 1000 Growth by:          1.10% or more               0.50000%
------------------------------------------------------------------------------------------------------------

* The Russell 1000 Growth Index is an unmanaged index of securities. Its performance does not reflect management fees and other expenses associated with an investment in The Growth Equity Portfolio.


CapGuardian. CapGuardian is entitled to receive a compensation for its services based in part on the performance achieved by that portion of the assets of The International Equity Portfolio assigned to CapGuardian ("CapGuardian Account"). This performance fee arrangement is set forth in the CapGuardian Contract approved by the shareholders of the Portfolio on July 26, 2000. The arrangement is designed to reward CapGuardian for performance that exceeds the total return of the MSCI EAFE Index ("EAFE Index Return") by a factor of at least .40% (40 basis points) and to reduce CapGuardian's compensation with respect to periods during which lesser performance is achieved.


Under the performance arrangement, CapGuardian is entitled to receive a quarterly fee. The quarterly fee will consist of a base fee ("Base Fee") calculated at the annual rate of .40% (or 40 basis points) of the average net assets of the CapGuardian Account and is subject to adjustment by a factor referred to as the "Performance Component." Each such quarterly payment will consist of .10% (or 10 basis points) plus or minus 1/4 of the Performance Component multiplied by the average net assets of the CapGuardian Account for the immediately preceding 12 month period, on a "rolling basis." ("Rolling Basis" means that, at each quarterly fee calculation, the Gross Total Return of the CapGuardian Account, the EAFE Index Return and the average net assets of the CapGuardian Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.) The Performance Component is equal to 12.5% of the difference between (i) the total return of the CapGuardian Account calculated without regard to expenses incurred in the operation of the CapGuardian Account ("Gross Total Return") and (ii) EAFE Index Return plus a performance hurdle of .40% (or 40 basis points).


Under this fee arrangement, the maximum fee to payable to CapGuardian with respect to any 12 month period is .60% (60 basis points) and the minimum fee for any such period is .20% (20 basis points.) Because the performance arrangement requires that no performance adjustment will be paid until the arrangement has been in effect for 12 months, it is possible that payments of the base fee made to CapGuardian during the first 9 months of such period may exceed the appropriate performance adjusted fee. To address this possibility, the Performance Amendment provides for a "recoupment feature" with respect to the first 12 months during which the Performance Amendment is in effect. This feature will be applicable only if the aggregate of the payments to CapGuardian made with respect to the 12 month initial period exceeds the performance adjusted fee to which CapGuardian would be entitled with respect to such period. In this event, advisory fees payable to CapGuardian with respect to each succeeding quarter will be reduced until the difference between the aggregate quarterly fees received by CapGuardian with respect to the initial 12 month period and such performance adjusted fee is fully recouped by the CapGuardian Account.


The following tables illustrates the above-described fee structure; the highlighted entry is the "fulcrum point" -- the performance that CapGuardian must achieve in order to receive an unadjusted base fee:

--------------------------------------------------------------------------------------------------------------
If the 12 month performance of the CapGuardian Account --           CapGuardian's fee for such period will be:
==================================================================  ==========================================
is lower than the  EAFE Index by:                  -1.20% or more                     0.20000%
--------------------------------------------------------------------------------------------------------------
is lower than the  EAFE Index by:                       -1.00%                        0.22500%
--------------------------------------------------------------------------------------------------------------
is lower than the  EAFE Index by:                       -0.80%                        0.25000%
--------------------------------------------------------------------------------------------------------------
is lower than the  EAFE Index by:                       -0.60%                        0.27500%
--------------------------------------------------------------------------------------------------------------
is lower than the  EAFE Index by:                       -0.40%                        0.30000%
--------------------------------------------------------------------------------------------------------------
is lower than the  EAFE Index by:                       -0.20%                        0.32500%
--------------------------------------------------------------------------------------------------------------
equals to the  EAFE Index:                               0.00%                        0.35000%
--------------------------------------------------------------------------------------------------------------
exceeds the  EAFE Index by:                              0.20%                        0.37500%
--------------------------------------------------------------------------------------------------------------
exceeds the  EAFE Index by:                              0.40%                        0.40000%
--------------------------------------------------------------------------------------------------------------
exceeds the  EAFE Index by:                              0.60%                        0.42500%
--------------------------------------------------------------------------------------------------------------
exceeds the  EAFE Index by:                              0.80%                        0.45000%
--------------------------------------------------------------------------------------------------------------
exceeds the  EAFE Index by:                              1.00%                        0.47500%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
exceeds the  EAFE Index by:                                  1.20%                                          0.50000%
--------------------------------------------------------------------------------------------------------------------------
exceeds the  EAFE Index by:                                  1.40%                                          0.52500%
--------------------------------------------------------------------------------------------------------------------------
exceeds the  EAFE Index by:                                  1.60%                                          0.55000%
--------------------------------------------------------------------------------------------------------------------------
exceeds the  EAFE Index by:                                  1.80%                                          0.57500%
--------------------------------------------------------------------------------------------------------------------------
exceeds the  EAFE Index by:                         2.00% or more                                           0.60000%
--------------------------------------------------------------------------------------------------------------------------

The EAFE Index is an unmanaged index of securities comprising most of the developed nations of the world except Canada and the United States. Its performance does not reflect management fees and other expenses associated with an investment in The International Equity Portfolio.

CapGuardian is not currently required to register under the Investment Advisers Act and is thus not subject to the restrictions imposed by that Act on the receipt of incentive based compensation. Under the express terms of the CapGuardian Agreement, the performance fee arrangement would be suspended in the event that CapGuardian (or any division within CapGuardian) becomes subject to that Act. Such suspension, if it occurs, would be lifted when and if CapGuardian obtains appropriate assurances from the SEC that the receipt by CapGuardian of performance based compensation calculated in accordance with the performance fee arrangement is appropriate. If requested, there can be no assurance that such relief will be granted by the SEC. Under the CapGuardian Agreement, if the performance fee arrangement is suspended, CapGuardian will receive an annual fee, calculated daily and payable quarterly, of .40% of the assets in the Account, until such time as such SEC assurances are obtained.

Artisan. The performance fee arrangement described below is designed to operate in much the same way as the above-described arrangement with Cap Guardian and GSAM. As noted in the prospectus, the performance fee arrangement with Artisan was approved by the Trust's Board and the shareholders of The International Equity Portfolio. This performance fee arrangement will not be implemented unless and until an order of the SEC is obtained that would permit the contemplated performance fee to be calculated as described below. Under the performance fee arrangement relating to Artisan, Artisan would be entitled to receive an advisory fee that will increase or decrease based on the performance achieved by Artisan in that portion of the International Portfolio allocated to it by the Board from time to time ("Artisan Account"). Specifically, Artisan would be entitled to receive each quarter, a fee ("Base Fee") calculated at an annual rate equal to .40% (or 40 basis points) of the average net assets of the Artisan Account. Each quarterly payment, however, would be adjusted to reflect the performance achieved by Artisan. This "Performance Adjusted Fee" would be arrived at by adding or subtracting a specified adjustment ("Performance Component") from the Base Fee. The Performance Component will be calculated by
(a) computing the difference between (i) the total return of the Artisan Account without regard to expenses incurred in the operation of the Artisan Account ("Gross Total Return") during the relevant period, and (ii) the return of the EAFE Index ("Index Return") during the same period plus .40% (or 40 basis points); and (b) multiplying the resulting factor by 25%. Under the Artisan performance fee arrangement, Artisan's fee would be adjusted to reflect the performance of the Account only after the Artisan performance fee arrangement has been in effect for 12 months ("Initial Period") following the date ("Effective Date") on which the Artisan performance fee arrangement becomes effective. For the first three quarters of the Initial Period, Artisan would be entitled to receive a Base Fee of .10 % of the average net assets of the Artisan Account (or 10 basis points). At the end of the fourth quarter of the Initial Period, Artisan would be entitled to receive a fee equal to .10 % of the average net assets of the Artisan Account plus or minus the applicable performance adjustment for the Initial Period. This adjustment would be calculated by multiplying the average net assets of the Artisan Account for the Initial Period by a factor ("Performance Component") equal to 25% of the difference between (i) the total return of the Artisan Account, calculated without regard to expenses incurred in the operation of the Artisan Account ("Gross Total Return") during the Initial Period, and (ii) the total return of the EAFE Index ("Index Return") during the Initial Period plus a performance hurdle of .40% (or 40 basis points). For each quarter following the fourth quarter of the Initial Period, Artisan would receive a quarterly fee of .10% (or 10 basis points plus) or minus 25% of the Performance Component multiplied by the average net assets of the Artisan Account for the immediately preceding 12 month period, on a "rolling basis." This means that, at each quarterly fee calculation, the Gross Total Return of the Artisan Account, the Index Return and the average net assets of the Artisan Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.

Under the Artisan performance fee arrangement, the Base Fee, as adjusted by application of the Performance Component is limited such that the annual advisory fee received by Artisan will not exceed .80% of the average net assets (or 80 basis points) of the Artisan Account. Due to the performance hurdle noted above, this maximum fee level would be attained only to the extent that the Artisan Account outperforms the EAFE Index by a factor of at least 200 basis points (2%). The maximum payment to Artisan for any quarter (other than the fourth quarter of the Initial Period) will be limited to not more than .20% of the average net assets of the Artisan Account (or 20 basis points). There is no minimum fee payable to Artisan under the Artisan performance fee arrangement. Stated another way, Artisan could, under certain circumstances, receive no fee at all for a given period. This would occur, however, only in the event that the Artisan Account underperforms the EAFE Index by a factor of at least 120 basis points (1.2%). The Artisan performance fee arrangement provides for a "recoupment feature" with respect to the Initial Period. If the aggregate of the payments to Artisan made with respect to the first four quarters following the Effective Date exceed the performance adjusted fee to which Artisan would be entitled with respect to the Initial Period, advisory fees payable to Artisan with respect to each succeeding quarter will be reduced until the difference between the aggregate quarterly fees received by Artisan with respect to the Initial Period and such Performance Adjusted Fee is fully recouped by the Artisan Account. Artisan could, therefore, not be entitled to receive any advisory fee payment following the Initial Period, depending on the performance actually achieved by the Artisan Account during such period.

The following table sets forth the actual investment advisory fee received from the specified Portfolio by each of its respective Specialist Managers during the fiscal years ended June 30, 2000, June 30, 1999 and June 30, 1998, respectively:

     Specialist Manager             Portfolio            Advisory Fee Rate/(1)/         Actual Fee Paid for fiscal year ended
     ------------------             ---------            ---------------------          -------------------------------------
                                                                                               2000         1999         1998
                                                                                               ----         ----         ----
     Institutional Capital Corp.    Value Equity        .35% of average net assets/(2)/     $449,718     $391,335     $174,556
     Geewax, Terker & Co.           Value Equity        .30% of average net assets           256,377       65,021           NA
     Hotchkis & Wiley/(3)/          Value Equity        .30% of average net assets                        132,479      292,181

     Jennison Associates LLC        Growth Equity       .30% of average net assets           581,880      455,190      379,252
     GSAM/(4)/                      Growth Equity       .30% of average net assets           289,592      217,242      150,526

     Frontier                       Small Cap           .45% of average net assets           624,660      386,207      346,569
     Geewax, Terker/(5)/            Small Cap           .30% of average net assets           304,790      218,095       47,439

     CapGuardian/(6)/               International       .40% of average net assets           121,994      912,160      698,930
     Artisan/(7)/                   International       .40% of average net assets           494,601           NA           NA

     Deutsche                       Intermediate Term   .20% of average net assets            387,247      175,807          NA
     Deutsche                       Fixed Income        .20% of average net assets            323,541      256,883          NA

(1) Rate shown applies to that portion of the indicated portfolio's assets allocated to the specified Specialist Manager.

(2) The fee payable to ICAP by The Value Equity Portfolio was increased .35% of that portion of the average daily net assets of The Value Equity Portfolio managed by ICAP. Such increase first became effective on February 2, 1998.

(3) Effective March 8, 1999, Geewax Terker & Co. replaced Hotchkis & Wiley as an Specialist Manager of The Value Equity Portfolio. For the fiscal years ended June 30, 1998 and 1997, The Value Equity Portfolio paid advisory fees to Hotchkis & Wiley in the amount of $292,181 and $118,592, respectively.

(4) Under its Portfolio Management Contract with the Trust, GSAM is entitled to receive performance fee compensation under certain circumstances; no such compensation was paid, however, during the periods shown.


(5) Effective April 1, 1998, Geewax, Terker & Co. replaced Clover Capital Management, Inc. For the fiscal years ended June 30, 1998, The Small Capitalization Equity Portfolio paid advisory fees to Clover Capital Management in the amount of $203,946.

(6) Effective April 28, 2000, CapGuardian replaced Brinson Partners, Inc. For the fiscal years ended June 30, 1998, 1999 and 2000, The International Equity Portfolio paid advisory fees to Brinson Partners, Inc. of $698,930, $912,160 and 683,433, respectively. Prior to May 6, 1998, Brinson was compensated at an annual rate of .40% of those assets of the International Equity Portfolio allocated to it. As of May 6, 1998, such fee rate was decreased at asset levels over $200 million. Under its Portfolio Management Contract with the Trust, CapGuardian is entitled to receive performance fee compensation under certain circumstances; no such compensation was paid, however, during the periods shown.

(7) Artisan Partners Limited Partnership became an Specialist Manager for The International Equity Portfolio, effective July 26, 1999. Under its Portfolio Management Contract with the Trust, Artisan is entitled to receive performance fee compensation under certain circumstances; no such compensation was paid, however, during the periods shown.

Administration, Distribution, and Related Services. BISYS Fund Services, L.P. ("BISYS") 3435 Stelzer Road, Columbus, Ohio 43219 has been retained, pursuant to a separate Administrative Services Contract with the Trust, to serve as the Trust's administrator. BISYS performs similar services for mutual funds other than the Trust. BISYS and its affiliated companies are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.

Services performed by BISYS include: (a) general supervision of the operation of the Trust and coordination of services performed by the various service organizations retained by the Trust; (b) regulatory compliance, including the compilation of information for documents and reports furnished to the SEC and corresponding state agencies; (c) assistance in connection with the preparation and filing of the Trust's registration statement and amendments thereto; and (d) maintenance of the Trust's registration in the various states in which shares of the Trust are offered. Pursuant to separate contracts, BISYS or its affiliates also serve as the Trust's transfer and dividend disbursing agent, as well as the Trust's accounting agent and receives fees for such services. For its services, BISYS receives a single all-inclusive fee ("Omnibus Fee"). The Omnibus Fee is computed daily and paid monthly in arrears, at an annual rate of 0.115% of the aggregate average daily net assets of the Value Equity, Growth Equity, Small Capitalization Equity and International Equity Portfolios and of any additional portfolios that invest primarily in equity securities that may be created by the Trust in the future, and 0.095% of the aggregate average daily net assets of each of the Income Portfolios and of any additional portfolios that invest primarily in debt securities that may be created in the future by the Trust.

For the fiscal year ended June 30, 2000, BISYS received for such services fees from each of the Portfolios as follows: The Value Equity Portfolio, $246,045; The Growth Equity Portfolio, $334,068; The Small Capitalization Portfolio, $276,474; The International Equity Portfolio, $375,804; The Fixed Income Portfolio, $111,767; The Intermediate Term Municipal Bond Portfolio, $133,775. For the fiscal year ended June 30, 1999, BISYS received for such services, fees from each of the Portfolios, as follows: The Value Equity Portfolio, $198,105; The Growth Equity Portfolio, $250,033; The Small Capitalization Portfolio, $177,211; The International Equity Portfolio, $258,552; The Intermediate Term Municipal Bond Portfolio, $79,611 and The Fixed Income Portfolio, $85,423. These figures reflect voluntary fee waivers by BISYS for The Intermediate Municipal Bond Portfolio. For the fiscal year ended June 30, 1998, BISYS received for such services, fees from each of the Portfolios, as follows: The Value Equity Portfolio, $148,594; The Growth Equity Portfolio, $192,182; The Small Capitalization Portfolio, $138,149; The International Equity Portfolio, $175,266. BISYS Fund Services, Inc. is the Trust's principal underwriter pursuant to an agreement approved by the Board on July 19, 1996, and last approved on June 8, 1999. Deutschebank, NA (formerly, Bankers Trust Company) is the Trust's custodian and is an affiliate of Deutsche Asset Management, Inc., which serves as the Specialist Manager for The Intermediate Term Municipal Bond Portfolio and The Fixed Income Portfolio. The custodian is responsible for the safekeeping of the domestic and foreign assets of each of the Trust's portfolios. The custodian is compensated at the rate of .025% of the Trust's domestic assets and .08% of the Trust's foreign assets. The offices of the custodian are located at 16 Wall Street, New York, New York 10007.

           FURTHER INFORMATION ABOUT THE TRUST'S INVESTMENT POLICIES

As stated in the prospectus, the Trust currently consists of eight portfolios, each with its own investment objectives and policies. These portfolios are The Equity Portfolios --The Value Equity, Growth Equity, Small Capitalization Equity and International and the Income Portfolios --The Fixed Income, Intermediate Municipal Bond, High Yield, and Fixed Income II Portfolios.

The following discussion supplements the discussion of the investment policies of each of the Portfolios as set forth in the prospectus and the types of fixed income securities and other instruments in which the respective Portfolios may invest. The table below summarizes the types of securities and other instruments that the several Portfolios may acquire. The table is, however, only a summary list and is qualified in its entirety by the more detailed discussion immediately following it.

  ------------------------------------------------------------------------------------------------------------
  Investment Instrument          Value  Growth  Small Cap  Intern'l  Interm.  Fixed  High Yld.  Fixed II.
  ------------------------------------------------------------------------------------------------------------
  1)  ADRs and EDRs                x      x                   x
  ------------------------------------------------------------------------------------------------------------
  2)  Agencies                     *      *         *         *         *       x        x          x
  ------------------------------------------------------------------------------------------------------------
  3)  Asset-Backed Securities                                                   x        x          x
  ------------------------------------------------------------------------------------------------------------
  4)  Brady Bonds                                                                        x          x
  ------------------------------------------------------------------------------------------------------------
  5)  Cash Equivalents             *      *         *         *         *       x        x          x
  ------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------
   Investment Instrument          Value  Growth  Small Cap  Intern'l  Interm.  Fixed  High Yld.  Fixed II.
   --------------------------------------------------------------------------------------------------------
   6)  Collateralized Mortgage                                                  x        x          x
       Obligations
   --------------------------------------------------------------------------------------------------------
   7)  Commercial Paper            *      *         *         *         *       x        x          x
   --------------------------------------------------------------------------------------------------------
   8)  Common Stock                x      x         x         x
   --------------------------------------------------------------------------------------------------------
   9)  Convertibles                x      x                                     x        x          x
   --------------------------------------------------------------------------------------------------------
   10) Corporates                                                               x        x          x
   --------------------------------------------------------------------------------------------------------
   11) Emerging Markets                                       x                          x          x
       Securities
   --------------------------------------------------------------------------------------------------------
   12) Depositary Receipt                                                                x          x
   --------------------------------------------------------------------------------------------------------
   13) Floaters                                                                          x          x
   --------------------------------------------------------------------------------------------------------
   14) Foreign Currency                                       x                          x          x
   --------------------------------------------------------------------------------------------------------
   15) Foreign Equity (US $)       x      x                   x                          x          x
   --------------------------------------------------------------------------------------------------------
   16) Foreign Equity (non-US $)                              x                          x          x
   --------------------------------------------------------------------------------------------------------
   17) Foreign Fixed Income                                                              x          x
       Securities
   --------------------------------------------------------------------------------------------------------
   18) Mortgage Securities                                                      x        x          x
   --------------------------------------------------------------------------------------------------------
   19) Forwards                   **      **       **         x                 x        x          x
   --------------------------------------------------------------------------------------------------------
   20) Futures                    **      **       **         **                         x          x
   --------------------------------------------------------------------------------------------------------
   21) High Yield Securities                                                             x          x
   --------------------------------------------------------------------------------------------------------
   22) Inverse Floaters                                                                  x          x
   --------------------------------------------------------------------------------------------------------
   23) Investment Companies        x      x         x         x         x       x        x          x
       (incl. SPDRs)
   --------------------------------------------------------------------------------------------------------
   24) Investment Funds
   --------------------------------------------------------------------------------------------------------
   25) Loan (Participations.                                                             x          x
       and Assignments.)
   --------------------------------------------------------------------------------------------------------
   26) Municipals                                                       x       x        x          x
   --------------------------------------------------------------------------------------------------------
   27) Options                    **      **       **         **                         x          x
   --------------------------------------------------------------------------------------------------------
   28) Preferred Stock             x      x         x                                    x          x
   --------------------------------------------------------------------------------------------------------
   29) REITS                       x      x         x         x                 x        x          x
   --------------------------------------------------------------------------------------------------------
   30) Repurchase Agreements       *      *         *         *         *       x        x          x
   --------------------------------------------------------------------------------------------------------
   31) Reverse Repurchase          *      *         *         *         *       x        x          x
       Agreements
   --------------------------------------------------------------------------------------------------------
   32) Rights                                                                            x          x
   --------------------------------------------------------------------------------------------------------
   33) Stripped Mortgage Backed                                                          x          x
   --------------------------------------------------------------------------------------------------------
   34) Securities Lending                                                                x          x
   --------------------------------------------------------------------------------------------------------
   35) Short Sales                **      **       **         **                         x          x
   --------------------------------------------------------------------------------------------------------
   36) Structured Investments
   --------------------------------------------------------------------------------------------------------
   37) Structured Notes                                                                  x          x
   --------------------------------------------------------------------------------------------------------
   38) Swaps                                                                             x          x
   --------------------------------------------------------------------------------------------------------
   39) U.S. Governments            *      *         *         *         *       x        x          x
   --------------------------------------------------------------------------------------------------------
   40) Warrants                                                                          x          x
   --------------------------------------------------------------------------------------------------------
   41) When-Issued Securities                                           x       x        x          x
   --------------------------------------------------------------------------------------------------------
   42) Yankees and Eurobonds                                                    x        x          x
   --------------------------------------------------------------------------------------------------------
   43) Zero Coupons Agencies                                                             x          x
   --------------------------------------------------------------------------------------------------------

* Money market instruments for cash management or temporary purposes Italics = derivative investments ** For hedging purposes

Municipal Securities. As stated in the prospectus, The Intermediate Term Municipal Bond Portfolio and to a lesser extent, each of the other Income Portfolios, may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the district of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal tax. Municipal securities may also be issued on a taxable basis.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuers with respect to "general obligations" and/or "revenue obligations" may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications. For the purpose of applying a Portfolio's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the appropriate Specialist Manager based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable. The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

Municipal Leases, Certificates of Participation and Other Participation
-----------------------------------------------------------------------
Interests.  Municipal leases frequently involve special risks not normally
---------
associated with general obligation or revenue bonds, some of which are summarized in the prospectus. In addition, leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Portfolio's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Portfolio's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Portfolios' respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Portfolio may be determined by the appropriate Specialist Manager, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such Portfolio's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the appropriate Specialist Manager will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the appropriate Specialist Manager will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio. No Portfolio may invest more than 5% of its net assets in municipal leases. Each of the Income Portfolios may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Portfolio with the right to demand payment, on not more than seven days notice, of all or any part of the Portfolio's participation interest in the underlying municipal security, plus accrued interest.

Municipal Notes.  Municipal securities in the form of notes generally are used
----------------
to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

Tax-Exempt Commercial Paper.  Issues of tax-exempt commercial paper typically
---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities.  The principal of and interest on municipal
---------------------------------
securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

Tender Option Bonds.  A tender option bond is a municipal security (generally
-------------------
held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the appropriate Specialist Manager, the credit quality of the bond issuer and the financial institution is deemed, in light of the Portfolio's credit quality requirements, to be inadequate. Each Municipal Portfolio intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the appropriate Specialist Manager, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that a Municipal Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Municipal Portfolio intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities.  Auction rate securities consist of auction rate
-----------------------
municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of complying with the 20% limitation on each Municipal Portfolio's investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

A Portfolio's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Portfolio's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. A Portfolio will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Portfolio.

Private Activity Bonds.  Certain types of municipal securities, generally
----------------------
referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Portfolio (including a Municipal Portfolio's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

Mortgage-Backed and Asset-backed Securities.

Mortgage-Backed Securities.  As stated in the Prospectus, the Fixed Income,
--------------------------
Fixed Income II and High Yield Portfolios may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Portfolio may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

These Portfolios may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. The Portfolios do not intend to acquire residual interests in REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests.

Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The appropriate Specialist Manager believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the appropriate Specialist Manager, is three years or less at the time of purchase of the security by a Portfolio. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the appropriate housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the appropriate Specialist Manager will monitor the average life of the portfolio securities of each Portfolio with a portfolio maturity policy and make needed adjustments to comply with such Portfolios' policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the appropriate Specialist Manager will be the actual average life of such securities.

Asset-Backed Securities.  As stated in the Prospectus, the Fixed Income, Fixed
-----------------------
Income II and High Yield Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments.

Real Estate Investment Trusts.  Each of the Equity Portfolios may invest up to
------------------------------
10% of its assets in equity interests issued by real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. First, the value of a REIT may be affected by changes in the value of the underlying property owned by the REITs. In addition, REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Money Market Instruments.

Repurchase Agreements.  As noted in the prospectus, among the instruments that
---------------------
each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase Agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Specialist Manager for each Portfolio, in accordance with guidelines adopted by the Board, monitors the creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements. The Trust also monitors the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is adequately collateralized.

Repurchase agreements may be entered into with primary dealers in U.S. Government Securities who meet credit guidelines established by the Board (each a "repo counterparty"). Under each repurchase agreement, the repo counterparty will be required to maintain, in an account with the Trust's custodian bank, securities that equal or exceed the repurchase price of the securities subject to the repurchase agreement. A Portfolio will generally enter into repurchase agreements with short durations, from overnight to one week, although securities subject to repurchase agreements generally have longer maturities. A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements. For purposes of the Investment Company Act, a repurchase agreement may be deemed a loan to the repo counterparty. It is not clear whether, in the context of a bankruptcy proceeding involving a repo counterparty, a court would consider a security acquired by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for such a "loan." If a court were to characterize the transaction as a loan, and a Portfolio has not perfected a security interest in the security acquired, that Portfolio could be required to turn the security acquired over to the bankruptcy trustee and be treated as an unsecured creditor of the repo counterparty. As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. In the event of any such bankruptcy or insolvency proceeding involving a repo counterparty with whom a Portfolio has outstanding repurchase agreements, a Portfolio may encounter delays and incur costs before being able to sell securities acquired subject to such repurchase agreements. Any such delays may involve loss of interest or a decline in price of the security so acquired.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the repo counterparty may fail to repurchase the security. However, a Portfolio will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the repurchase price, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer of such collateral to the account of its custodian bank. If the market value of the security subject to the repurchase agreement falls below the repurchase price the Trust will direct the repo counterparty to deliver to the Trust's custodian additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Commercial Paper.  Commercial paper is a short-term, unsecured negotiable
----------------
promissory note of a U.S. or non-U.S. issuer. Each of the Portfolios may purchase commercial paper for temporary purposes; the Fixed-Income Portfolios may acquire these instruments as described in the Prospectus. Each Portfolio may similarly invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Portfolio and an issuer, and are not normally traded in a secondary market. A Portfolio, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper.

The appropriate Specialist Manager will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Variable and Floating Rate Instruments," below.

Bank Obligations.  Each of the Portfolios may purchase certain bank obligations
----------------
for temporary purposes; the Fixed-Income Portfolios may acquire these instruments as described in the Prospectus. Such instruments may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending upon the principal amount of CDs of each bank held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Portfolios, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Portfolio which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

Variable and Floating Rate Instruments.  As noted in the prospectus, among the
--------------------------------------
instruments that each of the Portfolios may use for temporary investment purposes are short-term variable rate instruments (including floating rate instruments) from banks and other issuers. In addition, each of the Income Portfolios may purchase longer-term variable and floating rate instruments in furtherance of the investment objectives of the respective Income Portfolios. A "variable rate instrument" is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A "floating rate instrument" is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

Variable rate instruments are generally not rated by nationally recognized ratings organizations (each, an "NRSRO"). The appropriate Specialist Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Portfolio's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Portfolio's investment quality standards relating to investments in bank obligations. A Portfolio will invest in variable and floating rate instruments only when the appropriate Specialist Manager deems the investment to involve minimal credit risk. The Specialist Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Portfolio should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Portfolio could suffer a loss if the issuer defaults or during periods in which a Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default.

Other Fixed Income Securities and Strategies.

Custodial Receipts.  The Fixed Income, Fixed Income II and High Yield
-------------------
Portfolios may acquire U.S. Government Securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service (the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Portfolios. CATS and TIGRs are not considered U.S. Government Securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Portfolios. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

When-Issued Securities.  As noted in the prospectus, fixed income securities may
----------------------
be purchased on a "when-issued" basis. The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase. At the time a commitment to purchase a security on a when-issued basis is made, the transaction is recorded and the value of the security will be reflected in determining net asset value. No payment is made by the purchaser, however, until settlement. The market value of the when-issued securities may be more or less than the purchase price. The Trust does not believe that net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

Foreign Investments.
--------------------

Foreign Securities and Foreign Government Securities. American Depositary
----------------------------------------------------
Receipts ("ADRs") are dollar-denominated receipts generally issued in registered form by domestic banks, that represent the deposit with the bank of a security of a foreign issuer. ADRs, which are publicly traded on U.S. exchanges and in the over-the-counter markets, may be sponsored by the foreign issuer of the underlying security or may be unsponsored. The International Equity Portfolio, The Value Equity and The Growth Equity Portfolio are also permitted to invest in ADRs. Additionally, these portfolios may invest in European Depositary Receipts ("EDRs"). EDRs are similar to ADRs but are issued and traded in Europe. EDRs are generally issued in bearer form and denominated in foreign currencies and, for this reason, are subject to the currency risks described above. For purposes of the Trust's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock. ADR or EDR programs may be sponsored or unsponsored. Unsponsored programs are subject to certain risks. In contrast to sponsored programs, where the foreign issuer of the underlying security works with the depository institution to ensure a centralized source of information about the underlying company, including any annual or other similar reports to shareholders, dividends and other corporate actions, unsponsored programs are based on a service agreement between the depository institution and holders of ADRs or EDRs issued by the program; thus, investors bear expenses associated with certificate transfer, custody and dividend payments. In addition, there may be several depository institutions involved in issuing unsponsored ADRs or EDRs for the same underlying issuer. Such duplication may lead to market confusion because there would be no central source of information for buyers, sellers and intermediaries, and delays in the payment of dividends and information about the underlying issuer or its securities could result.

The foreign government securities in which these Portfolios may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. The Portfolio may invest in foreign government securities in the form of American Depositary Receipts. Foreign government securities also include debt securities of supranational entities. Currently, the Fixed Income Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (the "World Bank"), the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Currency Related Instruments. As indicated in the prospectus, the Equity Portfolios may use forward foreign currency exchange contracts in connection with permitted purchases and sales of securities of non-U.S. issuers. The Portfolios may, consistent with their respective investment objectives and policies, use such contracts as well as certain other currency related instruments to reduce the risks associated with the types of securities in which each is authorized to invest and to hedge against fluctuations in the relative value of the currencies in which securities held by each are denominated. The following discussion sets forth certain information relating to forward currency contracts and other currency related instruments, together with the risks that may be associated with their use.

About Currency Transactions and Hedging.  The International Equity Portfolio,
---------------------------------------
Fixed Income II and High Yield Portfolios are authorized to purchase and sell options, futures contracts and options thereon relating to foreign currencies and securities denominated in foreign currencies. Such instruments may be traded on foreign exchanges, including foreign over-the-counter markets. Transactions in such instruments may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; and (iv) lesser trading volume. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The International Equity Portfolio may also purchase and sell options relating to foreign currencies to increase exposure to a foreign currency or to shift foreign currency exposure from one country to another.

Foreign Currency Options and Related Risks.  The International Equity Portfolio,
------------------------------------------
Fixed Income and High Yield Portfolios may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Portfolio holds in its portfolio or intends to purchase. For example, if the Portfolio were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Portfolio's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Forward Foreign Currency Exchange Contracts.  The Portfolios may use forward
-------------------------------------------
contracts to protect against uncertainty in the level of future exchange rates in connection with specific transactions or for hedging purposes. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale of the foreign currency involved in the underlying transaction in exchange for a fixed amount of U.S. dollars or foreign currency. This may serve as a hedge against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. The International Equity Portfolio may also use forward contracts in connection with specific transactions. In addition, it may use such contracts to lock in the U.S. dollar value of those positions, to increase the Portfolio's exposure to foreign currencies that the Specialist Manager believes may rise in value relative to the U.S. dollar or to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. For example, when the Specialist Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the portfolio securities held by the Portfolio that are denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging."

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. A Portfolio may enter into forward contracts or maintain a net exposure to such contracts only if: (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities and other assets denominated in that currency; or (2) the Portfolio maintains cash, U.S. Government securities or other liquid securities in a segregated account in an amount which, together with the value of all the Portfolio's securities denominated in such currency, equals or exceeds the value of such contracts.

At or before the maturity date of a forward contract that requires the Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into another contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. As a result of such an offsetting transaction, a Portfolio would realize a gain or a loss to the extent of any change in the exchange rate between the currencies involved between the execution dates of the first and second contracts. The cost to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the prevailing market conditions. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Although the Portfolios values their assets daily in terms of U.S. dollars, no Portfolio intends to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

HEDGING INSTRUMENTS

Options. As indicated in the prospectus, each of the Portfolios may, consistent with its investment objectives and policies, use options on securities and securities indexes to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases, including to achieve market exposure, pending direct investment in securities. A Portfolio may use options only in a manner consistent with its investment objective and policies and may not invest more than 10% of its total assets in option purchases. Options may be used only for the purpose of reducing investment risk and not for speculative purposes. The following discussion sets forth certain information relating to the types of options that the Portfolios may use, together with the risks that may be associated with their use.

About Options on Securities.  A call option is a short-term contract pursuant to
---------------------------
which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price. Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash. Options may be traded on an exchange or in the over-the-counter markets.

Option Purchases.  Call options on securities may be purchased in order to fix
----------------
the cost of a future purchase. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.

Put options may be purchased in order to hedge against a decline in market value of a security held by the purchasing portfolio. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the purchasing portfolio in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the purchasing portfolio would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.

Option Writing.  Call options may be written (sold) by the Portfolios.
--------------
Generally, calls will be written only when, in the opinion of a Portfolio's Specialist Manager, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security.

Put options may also be written. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of a Portfolio's Specialist Manager, it would not be appropriate to acquire the underlying security. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the portfolio that sold the put will be obligated to purchase the underlying security at a price that may be higher than its current market value. All option writing strategies will be employed only if the option is "covered." For this purpose, "covered" means that, so long as the Portfolio that has written (sold) the option is obligated as the writer of a call option, it will (1) own the security underlying the option; or (2) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Portfolio that has written (sold) the put option will (1) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or (2) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.

Options on Securities Indices.  Options on securities indices may by used in
-----------------------------
much the same manner as options on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the portfolio to be hedged. Options on stock indices are settled exclusively in cash.

Risk Factors Relating to the Use of Options Strategies.  The premium paid or
------------------------------------------------------
received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.

Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a "closing purchase transaction," (i.e., by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased). A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that, in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held. Options will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

Futures Contracts And Related Instruments. As indicated in the prospectus, each of the Portfolios may, consistent with its investment objectives and policies, use futures contracts and options on futures contracts to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases. A Portfolio may invest in futures-related instruments only for hedging purposes and not for speculation and only in a manner consistent with its investment objective and policies. In particular, a Portfolio may not commit more than 5% of its net assets, in the aggregate, to margin deposits on futures contracts or premiums for options on futures contracts. The following discussion sets forth certain information relating to the types of futures contracts that the Portfolios may use, together with the risks that may be associated with their use.

About Futures Contracts and Options on Futures Contracts.  A futures contract is
--------------------------------------------------------
a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for "delivery" of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.

Stock Index Futures Contracts.  A Portfolio may sell stock index futures
------------------------------
contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a Portfolio is not fully invested. This strategy would serve as a temporary substitute for the purchase of individual stocks which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing an equivalent securities would be liquidated.

Futures Contracts on Debt Securities.  Futures contracts on debt securities,
------------------------------------
often referred to as "interest rate futures," obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, a Portfolio may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Portfolio or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.

Options on Futures Contracts.  An option on a futures contract gives the
----------------------------
purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by the Portfolio. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller's futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.

Risk Considerations Relating to Futures Contracts and Related Instruments.
-------------------------------------------------------------------------
Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.

As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.

The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading "Hedging Through the Use of Options: Risk Factors Relating to the Use of Options Strategies." In addition, as is the case with futures contracts, there can be no assurance that (1) there will be a correlation between price movements in the options and those relating to the underlying securities; (2) a liquid market for options held will exist at the time when a Portfolio may wish to effect a closing transaction; or (3) predictions as to anticipated interest rate or other market trends on behalf of a Portfolio will be correct.

Margin Requirements and Limitations Applicable to Futures Related Transactions.
------------------------------------------------------------------------------
When a purchase or sale of a futures contract is made by a Portfolio, that Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will value its open futures positions at market.

A Portfolio will not enter into a futures contract or an option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

Segregation Requirements.

Futures Contracts.  When purchasing a futures contract, a Portfolio will
-----------------
maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. Government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio. When selling a futures contract, a Portfolio will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by that Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

Options on Futures Contracts.  When selling a call option on a futures contract,
----------------------------
a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. Government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, the Portfolio will similarly maintain cash, U.S. Government securities, or other highly liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

Other Hedging Instruments.  As permitted under the Investment Company Act, a
-------------------------
Portfolio may invest up to 5% of its net assets in securities of other investment companies but may not acquire more than 3% of the voting securities of the investment company. Generally, the Portfolios do not make such investments. Certain of the Portfolios may, however, invest in instruments known as Standard & Poor's Depositary Receipts or "SPDRs" as part of each portfolio's overall hedging strategies. Such strategies are designed to reduce certain risks that would otherwise be associated with the investments in the types of securities in which the Portfolio invests and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, provided that the use of such strategies are not for speculative purposes and are otherwise consistent with the investment policies and restrictions adopted by the Portfolio. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit, called a "Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit. SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day. The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities.

                            INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies of the Portfolios, each Portfolio is subject to certain investment restrictions both in accordance with various provisions of the Investment Company Act and guidelines adopted by the Trust's Board. These investment restrictions are summarized below. The following investment restrictions (1 though 9) are fundamental and cannot be changed with respect to any Portfolio without the affirmative vote of a majority of the Portfolio's outstanding voting securities as defined in the Investment Company Act.

A Portfolio may not:

1. Purchase the securities of any issuer, if as a result of such purchase, more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, or purchase any security if, as a result of such purchase, a Portfolio would hold more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the value of the Portfolio's assets may be invested without regard to this limitation, and provided further that this restriction shall not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations, or securities issued by other investment companies.

2. Borrow money, except that a Portfolio (i) may borrow amounts, taken in the aggregate, equal to up to 5% of its total assets, from banks for temporary purposes (but not for leveraging or investment) and (ii) may engage in reverse repurchase agreements for any purpose, provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings).

3. Mortgage, pledge or hypothecate any of its assets except in connection with any permitted borrowing, provided that this restriction does not prohibit escrow, collateral or margin arrangements in connection with a Portfolio's permitted use of options, futures contracts and similar derivative financial instruments described in the Trust's prospectus.

4. Issue senior securities, as defined in the Investment Company Act, provided that this restriction shall not be deemed to prohibit a Portfolio from making any permitted borrowing, mortgage or pledge, and provided further that the permitted use of options, futures contracts and similar derivative financial instruments described in the Trust's prospectus shall not constitute issuance of a senior security.

5. Underwrite securities issued by others, provided that this restriction shall not be violated in the event that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.

6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this shall not prevent a portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

7. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust's prospectus.

8. Make loans to others, provided that this restriction shall not be construed to limit (a) purchases of debt securities or repurchase agreements in accordance with a Portfolio's investment objectives and policies; and (b) loans of portfolio securities in the manner described in the Trust's prospectus.

9. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

The following investment restrictions (10 and 11) reflect policies that have been adopted by the Trust, but which are not fundamental and may be changed by the Trust's Board, without shareholder vote.

A Portfolio may not:

10. Make short sales of securities or maintain a short position, or purchase securities on margin, provided that this restriction shall not preclude the Trust from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities, and provided further that this restriction will not be applied to limit the use by a Portfolio of options, futures contracts and similar derivative financial instruments in the manner described in the Trust's prospectus.

11. Invest in securities of other investment companies except as permitted under the Investment Company Act.

An investment restriction applicable to a particular Portfolio shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of that Portfolio, or any other later change provided that the restriction was satisfied at the time the relevant action was taken. In order to permit the sale of its shares in certain states, the Trust may make commitments more restrictive than those described above. Should the Trust determine that any such commitment may no longer be appropriate, the Board will consider whether to revoke the commitment and terminate sales of its shares in the state involved.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Trust reserves the right in its sole discretion to suspend the continued offering of the Trust's shares and to reject purchase orders in whole or in part when in the judgment of the Board such action is in the best interest of the Trust.

Payments to shareholders for shares of the Trust redeemed directly from the Trust will be made as promptly as possible but no later than seven days after receipt by the Trust's transfer agent of the written request in proper form, with the appropriate documentation as stated in the prospectus, except that the Trust may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Trust not reasonably practicable; or for such other period as the SEC may permit for the protection of the Trust's shareholders.

Each of the Portfolios reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Trust's shares by making payment in whole or in part in readily marketable securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing each Portfolio's net asset value. If such payment were made, an investor may incur brokerage costs in converting such securities to cash. The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Trust's portfolio securities at the time of redemption or repurchase.

                     PORTFOLIO TRANSACTIONS AND VALUATION

Subject to the general supervision of the Board, the Specialist Managers of the respective Portfolios are responsible for placing orders for securities transactions for each of the Portfolios. Securities transactions involving stocks will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing portfolio transactions, a Specialist Manager will use its best efforts to choose a broker or dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In placing brokerage transactions, the respective Specialist Managers may, however, consistent with the interests of the Portfolios they serve, select brokerage firms on the basis of the investment research, statistical and pricing services they provide to the Specialist Manager. In such cases, a Portfolio may pay a commission that is higher than the commission that another qualified broker might have charged for the same transaction, providing the Specialist Manager involved determines in good faith that such commission is reasonable in terms either of that transaction or the overall responsibility of the Specialist Manager to the Portfolio and such manager's other investment advisory clients. Transactions involving debt securities and similar instruments are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the Portfolios of the Trust paid the during the fiscal years indicated.


          Portfolio                          2000         1999        1998
                                          ----------    --------    --------
          Value Equity                    $  321,193    $284,230    $195,023
          Growth Equity(1)                $  272,099    $216,194    $401,358
          Small Cap                       $  594,413    $475,287    $328,917
          International Equity(2)         $1,776,643    $651,674    $527,518
          Intermediate Term                      -0-         -0-          NA
          Fixed Income                           -0-         -0-          NA



    (1) During the fiscal year ended 6/30/1998, a new Specialist Manager was retained by this Portfolio.
    (2) During the fiscal year ended 6/30/00, two new Specialist Managers were retained by this Portfolio.

The Trust has adopted procedures pursuant to which each Portfolio is permitted to allocate brokerage transactions to affiliates of the various Specialist Managers. Under such procedures, commissions paid to any such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. Several of the Trust's Specialist Managers are affiliated with brokerage firms to which brokerage transactions may, from time to time, be allocated. The table below reflects the aggregate dollar amount of commissions paid to each such firm by the Portfolios during the period. Information shown is expressed both as a percentage of the total amount of commission dollars paid by each portfolio and as a percentage of the total value of all brokerage transactions effected on behalf of each portfolio. "NA" indicates that during the relevant period, indicated broker was not considered an affiliate of the specified Portfolio.

                                           Value Equity               Growth Equity           Small Cap Equity
                                           ------------               -------------           ----------------
                               ----------------------------------------------------------------------------------
                                       2000     1999     1998     2000     1999     1998     2000    1999   1998
Prudential Securities Inc.(1)*
Commissions paid ($)                     -0-     655    3,489      260    1,189      803       -0-    420    228
% of commissions                         -0-     .23%    1.78%    0.09%    0.55%    0.20%      -0-    .88%   .06%
% of transactions                        -0-     .18%     .82%    0.05%    0.38%    0.21%      -0-    .06%   .07%

Merrill Lynch & Co.(2)**
Commissions paid ($)                    931   10,175    5,305   12,884   10,390   14,901   14,339   1,885     -0-
% of commissions                       2.90%    3.58%    2.72%    4.73%    4.80%    3.71%    2.41%    .39%    -0-
% of transactions                      1.58%    1.93%    2.67%    2.30%    4.05%    3.55%    1.60%   2.26%    -0-

Union Swiss Bank (3)
Commissions paid ($)                     -0-      -0-      -0-      -0-      -0-      -0-      -0-     -0-    -0-
% of commissions                         -0-      -0-      -0-      -0-      -0-      -0-      -0-     -0-    -0-
% of transactions                        -0-      -0-      -0-      -0-      -0-      -0-      -0-     -0-    -0-

Goldman Sachs & Co. (4)***
Commissions paid ($)                 10,034    9,172   12,121   14,138   12,799    6,743    6,608     584    330
% of commissions                       3.12%    3.22%    6.21%    5.19%    5.92%    1.68%    1.11%    .12%   .10%
% of transactions                      1.40%    1.64%    3.43%    6.95%    4.94%    6.26%    5.70%    .03%   .03%

                                International Equity     Intermediate Term Municipal Bond    Fixed Income
                                --------------------     --------------------------------    ------------
                      -------------------------------------------------------------------------------------
                                2000     1999     1998      2000       1999       1998     2000  1999  1998
Prudential Securities
 Inc.*(1)
Commissions paid ($)              -0-      -0-      -0-      NA         NA         NA       NA    NA    NA
% of commissions                  -0-      -0-      -0-      NA         NA         NA       NA    NA    NA
% of transactions                 -0-      -0-      -0-      NA         NA         NA       NA    NA    NA

Merrill Lynch & Co.(2)**
Commissions paid ($)         228,135   55,189   26,969       NA         NA         NA       NA    NA    NA
% of commissions                12.8%    8.46%    5.11%      NA         NA         NA       NA    NA    NA
% of transactions               11.2%    7.55%    5.47%      NA         NA         NA       NA    NA    NA

Union Swiss Bank(3)
Commissions paid ($)             342       -0-   2,743       NA         NA         NA       NA    NA    NA
% of commissions                 .01%      -0-    0.52%      NA         NA         NA       NA    NA    NA
% of transactions                .01%      -0-    0.85%      NA         NA         NA       NA    NA    NA

Goldman Sachs & Co.(4)*
Commissions paid ($)         131,399   55,391   16,831       NA         NA         NA       NA    NA    NA
% of commissions                7.39%    8.49%    3.25%      NA         NA         NA       NA    NA    NA
% of transactions               8.03%   10.77%    5.21%      NA         NA         NA       NA    NA    NA

________

(1) Both Prudential Securities Incorporated and Jennison Associates LLC, which serves as an Specialist Manager of The Growth Equity Portfolio, are wholly-owned subsidiaries of The Prudential Insurance Company of America.


(2) Hotchkis & Wiley, which served as an Specialist Manager of The Value Equity Portfolio prior to March 8, 1999, is a division of Merrill Lynch Asset Management, L.P. and an affiliate of Merrill Lynch & Co., Inc.


(3) Both UBS AG and Brinson Partners, Inc. LLC, which served as an Specialist Manager of The International Equity Portfolio until April 28, 2000, are wholly-owned subsidiaries of Union Swiss Bank.


(4) Effective October 1, 1997, Goldman Sachs Asset Management served as an Specialist Manager of the Growth Equity Portfolio. Figures shown figures are calculated for the period October 1, 1997 through June 30, 2000.

++Other brokers deemed to be affiliated with respect to the Fixed Income Portfolio and the Intermediate Term Municipal Bond Portfolio are companies affiliated with Deutschebank, the parent company of Deutsche Asset Management, Inc. These companies include Bankers Trust Company, and BT Alex Brown. During the periods in which such affiliations existed, no brokerage transactions were affected through such companies during the periods reflected in the above table by the relevant Portfolios.

In no instance will portfolio securities be purchased from or sold to Specialist Managers, Hirtle Callaghan or any affiliated person of the foregoing entities except to the extent permitted by applicable law or an order of the SEC. Investment decisions for the several Portfolios are made independently from those of any other client accounts (which may include mutual funds) managed or advised by an Specialist Manager. Nevertheless, it is possible that at times identical securities will be acceptable for both a Portfolio of the Trust and one or more of such client accounts. In such cases, simultaneous transactions are inevitable. Purchases and sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for such Portfolio.

Portfolio Turnover. Changes may be made in the holdings of any of the
-------------------
Portfolios consistent with their respective investment objectives and policies whenever, in the judgment of the relevant Specialist Manager, such changes are believed to be in the best interests of the Portfolio involved. It is anticipated that the annual portfolio turnover rate for a Portfolio will not exceed 100% under normal circumstances. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio's securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for each of the Portfolios that has more than one Specialist Manager will be an aggregate of the rates for each individually managed portion of that Portfolio. Rates for each portion, however, may vary significantly. The portfolio turnover rates for each of the Trust's Portfolios during the last two fiscal years are set forth in the table below.

     Portfolio                                                Fiscal Year Ended           Fiscal Year Ended
     ---------                                                  June 30, 2000               June 30, 1999
                                                                -------------               -------------
     Value Equity Portfolio                                      128.72% (1)                 108.79%(2)
     Growth Equity Portfolio                                      94.37%                      70.61%
     Small Capitalization Equity Portfolio                       111.52%                     125.52%(1)
     International Portfolio                                     144.41%*                     56.77%
     Intermediate Term Municipal Bond Portfolio                   51.34%                      42.24%
     Fixed Income Portfolio (3)                                  147.65%                     146.78%


(1) Extensive changes in the companies represented in the benchmark index for this Portfolio occurred during this period and substantial changes were made in the structure of the Portfolio in light of such changes.
(2) A change in this Portfolio's Specialist Managers occurred during the period.
(3) Cash flows may be invested temporarily pending investment in accordance with the Portfolios investment objectives.

Valuation. The net asset value per share of the Portfolios is determined once
---------
on each Business Day as of the close of the New York Stock Exchange, which is normally 4 p.m. Eastern Time, on each day the New York Stock Exchange is open for trading. The Trust does not expect to determine the net asset value of its shares on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.


In valuing the Trust's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board shall determine in good faith to reflect the security's fair value. All other assets of each Portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. The net asset value per share of each of the Trust's Portfolios is calculated as follows: All liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net asset value is divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.  As noted in the prospectus, each Portfolio will
---------------------------
distribute substantially all of its net investment income and net realized capital gains, if any. The Value Equity Portfolio, The Growth Equity Portfolio and The Small Capitalization Equity Portfolios will declare and distribute dividends from net investment income on a quarterly basis. The Fixed Income Portfolios will declare dividends daily, with payments on a monthly basis. The International Equity Portfolio will declare dividends semi-annually. The Trust expects to distribute any undistributed net investment income and capital gains for the 12-month period ended each October 31, on or about December 31 of each year.


Tax Information. Each of the Trust's Portfolios is treated as a separate entity
---------------
for federal income tax purposes. Each Portfolio intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for the fiscal year ending June 30, 1996 and intends to continue to so qualify. Accordingly, it is the policy of each Portfolio to distribute to its shareholders by December 31 of each calendar year (i) at least 98% of its ordinary income for such year; (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year; and (iii) any amounts from the prior calendar year that were not distributed. If a Portfolio fails to so qualify , that Portfolio may be subject to Federal corporate tax on its reportable income and capital gain. The following discussion and related discussion in the prospectus do not purport to be a complete description of all tax implications of an investment in the Trust. In addition, such information relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. A shareholder should consult with his or her own tax adviser for more information about Federal, state, local or foreign taxes. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Trust, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income.

Distributions of net investment income and short-term capital gains are taxable to shareholders as ordinary income. Distributions paid by a Portfolio out of long-term capital gain are taxable to those investors who are subject to income tax as long-term capital gain, regardless of the length of time the investor has owned shares in the portfolio. The rate at which such gains will be taxed, however, will depend on the length of time the Portfolio held the assets that generated the gain. In the case of corporate shareholders, a portion of the distributions may qualify for the dividends-received deduction to the extent the Trust designates the amount distributed by any Portfolio as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by that Portfolio for its taxable year. It is expected that dividends from domestic corporations will be part of the gross income for one or more of the Portfolios and, accordingly, that part of the distributions by such Portfolios may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of a particular Portfolio's gross income attributable to qualifying dividends is largely dependent on that Portfolio's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if shares of such Portfolio held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Distributions of net investment income and short-term capital gains are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

A redemption of Trust shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Trust are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.

The Trust is required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Trust shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Trust shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Trust with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Trust with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Trust reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Tax Matters Relating to the Use of Certain Hedging Instruments and Foreign
--------------------------------------------------------------------------
Investments.  Certain of the Portfolios may write, purchase or sell certain
-----------
options, futures and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless a Portfolio is eligible to make, and makes, a special election, any such contract that is a "Section 1256 contract" will be "marked-to-market" for Federal income tax purposes at the end of each taxable year, i.e., each contract will be treated for tax purposes as though it had been sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Additionally, Section 1092 of the Code, which applies to certain "straddles," may affect the tax treatment of income derived by a Portfolio from transactions in option, futures and foreign currency contracts. In particular, under this provision, a Portfolio may, for tax purposes, be required to postpone recognition of losses incurred in certain closing transactions.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by the Trust. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts (other than options, futures, and foreign currency contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Under the Code, dividends or gains derived by a Portfolio from any investment in a "passive foreign investment company" or "PFIC" -- a foreign corporation 75 percent or more of the gross income of which consists of interest, dividends, royalties, rents, annuities or other "passive income" or 50 percent or more of the assets of which produce "passive income" -- may subject a Portfolio to U.S. federal income tax even with respect to income distributed by the Portfolio to its shareholders. In addition, any such tax will not itself give rise to a deduction or credit to the Portfolio or to any shareholder. In order to avoid the tax consequences described above, those Portfolios authorized to invest in foreign securities will attempt to avoid investments in PFICs, or will elect to mark-to-market and recognize ordinary income each year with respect to any such investments.

                                  PERFORMANCE

From time to time, a Portfolio may state its total return in sales literature and investor presentations. Total return may be stated for any relevant period specified. Any statements of total return will be accompanied by information on that Portfolio's average annual compounded rate of return over the most recent four calendar quarters and the period from the inception of that Portfolio's operations. The Trust may also advertise aggregate and average total return information over different periods of time for the various Portfolios. The average annual compounded rate of return for a Portfolio is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the formula P(1+T)/n/ = ERV. For purposes of this formula, the variables represent the following values:

  P = a hypothetical initial purchase of $1,000 T = average annual total return n = number of years
  ERV = redeemable value of hypothetical $1,000 initial purchase at the end of the period.

Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and gives effect to the maximum applicable sales charge. From time to time, evaluations of a Trust's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Trusts. Investors should note that the investment results of each of the Trust's Portfolios will fluctuate over time, and any presentation of a Portfolio's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.


                  HISTORY OF THE TRUST AND OTHER INFORMATION


The Trust was organized as a Delaware business trust on December 15, 1994, and is registered with the SEC as an open-end diversified, series, management investment company. The Trust currently offers shares of eight investment portfolios, each with a different objective and differing investment policies. The Trust may organize additional investment portfolios in the future. Prior to June 29, 2000, the Trust also offered shares of an additional short-term municipal bond portfolio. The Trust is authorized to issue an unlimited number of shares, each with a par value of $.001. Under the Trust's Amended and Restated Declaration of Trust, the Board has the power to classify or reclassify any unissued shares from time to time, and to increase the number of authorized shares. Each share of the respective Portfolios represents an equal proportionate interest in that Portfolio. Each share is entitled to one vote for the election of Trustees and any other matter submitted to a shareholder vote. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Shares of the Trust do not have preemptive or conversion rights and, when issued for payment as described in this prospectus, shares of the Trust will be fully paid and non-assessable.

The Trust is authorized to issue two classes of shares in each of its portfolios. Class A shares and Class B shares have identical rights and preferences; the only difference between the two classes is that each has established a separate CUSIP number, which aids those investment managers whose clients purchase shares of the Trust in tracking information relating to their clients' accounts. As of the date of this Statement of Additional Information, the Trust has not made this feature available to any such investment manager.

As a Delaware business trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board's selection of the Trust's independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communications in such matters.


Principal Securityholders. The table below shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the Trust as of September 18, 2000. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust's portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.

   -----------------------------------------------------------------------------------------------------------------------
                                                                                                 Intermediate
                                                                   Small                            Term
          Name and Address of             Value      Growth    Capitalization    International    Municipal      Fixed
            Record Holder                Equity      Equity        Equity            Equity         Bond         Income
            -------------                ------      ------        ------            ------         ----         ------
    ----------------------------------------------------------------------------------------------------------------------
     Deutsche Bank                       67.24%
     PO Box 9005 Church St. Station
     New York, NY 10008
    ----------------------------------------------------------------------------------------------------------------------
     Deutsche Bank                                   69.75%
     PO Box 9005 Church St. Station
     New York, NY 10008
    ----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------
                                                                                                  Intermediate
                                                                      Small                            Term
            Name and Address of             Value      Growth    Capitalization    International    Municipal      Fixed
               Record Holder                Equity     Equity        Equity            Equity         Bond         Income
               -------------                ------     ------        ------            ------         ----         ------
    ----------------------------------------------------------------------------------------------------------------------
     Wilmington Trust Company                          5.29%
     R&D Simmons Irrev. Trust
     P.O. Box 8882
     Wilmington, DE 19899
    ----------------------------------------------------------------------------------------------------------------------
     Key Trust Company                                 5.03%
     P.O. Box 94871
     Cleveland, OH 44101
    ----------------------------------------------------------------------------------------------------------------------
     Deutsche Bank                                                   63.32%
     PO Box 9005
     Church St. Station
     New York, NY 10008
    ----------------------------------------------------------------------------------------------------------------------
     Mac & Company                                                   14.24%
     P.O. Box 3198
     Pittsburgh, PA 15230
    ----------------------------------------------------------------------------------------------------------------------
     Saxon & Co.                                                                       14.66%
     78 PGH Pen. Brinson
     PO Box 7780-1888
     Philadelphia, PA 19182
    ----------------------------------------------------------------------------------------------------------------------
     Deutsche Bank                                                                     59.39%
     PO Box 9005
     Church St. Station
     New York, NY 10008
    ----------------------------------------------------------------------------------------------------------------------
     Batrus & Company                                                                                 81.77%
     P.O. Box 9005
     Church St. Station
     New York, NY 10008
    ----------------------------------------------------------------------------------------------------------------------
     Infid & Company                                                                                   7.68%
     P.O. Box 9005
     Church St. Station
     New York, NY 10008
    ----------------------------------------------------------------------------------------------------------------------
     Batrus & Company                                                                                              49.48%
     P.O. Box 9005
     Church St. Station
     New York, NY 10008
    ----------------------------------------------------------------------------------------------------------------------
     Saxon & Co.                                                                                                   30.32%
     PGH Pen.  Morgan Grenfell
     PO Box 7780-1888
     Philadelphia, PA 19182
    ----------------------------------------------------------------------------------------------------------------------


               INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, serves as the Trust's independent accountants. The Trust's financial statements as of June 30, 2000, have been audited by PricewaterhouseCoopers LLP, whose address is Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103. Such statements and accompanying report are set forth in the Trust's Annual Report to Shareholders, which accompanies this Statement of Additional Information and is incorporated herein by reference.

                               Ratings Appendix

                     Ratings for Corporate Debt Securities

Moody's Investors Service, Inc.                             Standard & Poor's Corporation

Aaa                                                         AAA

Judged to be of the best quality; smallest degree           This is the highest rating assigned by S&P to a
of investment risk                                          debt obligation and indicates an extremely strong
                                                            capacity to pay principal and interest.

Aa                                                          AA

Judged to be of high quality by all standards;              Also qualify as high-quality debt obligations.
together with Aaa group, comprise what are                  Capacity to pay principal and interest is very
generally known as "high grade bonds"                       strong.

A                                                           A

Possess many favorable investment attributes and            Strong capacity to pay principal and interest,
are to be considered as obligations                         although securities in this category are somewhat
                                                            upper medium grade more susceptible to the adverse
                                                            effects of changes in circumstances and economic
                                                            conditions.

Baa                                                         BBB

Medium grade obligations, i.e. they are neither             Bonds rated BBB are regarded as having an adequate
highly protected nor poorly secured.  Interest              capacity to pay principal and interest. Although
payments and principal security appear adequate             they normally exhibit adequate protection
for present but certain protective elements may             parameters, adverse economic conditions or changing
be lacking or unreliable over time. Lacking in              circumstances are more likely to lead to a weakened
outstanding investment characteristics and have             capacity to pay principal and interest for bonds in
speculative characteristics as well.                        this category than for bonds in the A category.

Ba                                                          BB

Judged to have speculative elements: their future           Bonds rated BB are regarded, on balance, as
cannot be considered as well assured.  Often the            predominantly speculative with respect to the
protection of interest and principal payments may           issuer's capacity to pay interest and repay
every moderate and thereby not well safeguarded             principal in accordance with the terms of the
during both good and bad times over the future.             obligation.  While such bonds will likely have some
Uncertainty of position characterize bonds in               quality and protective characteristics, these are
this class.                                                 outweighed by large uncertainties or major risk
                                                            exposures to adverse conditions.

B                                                          CI

Generally lack characteristics of the desirable             Reserved for income bonds on which no interest is
investment. Assurance of interest and principal             being paid.
payments or of maintenance of other terms of the
contract over any long period of time may be small.

Caa                                                         D

Of poor standing, such issues may be in default or          In payment default.  The D rating category is used
there may be present elements of danger with                when interest payments or principal payments are not
respect to principal or interest.                           made on the date due even if the applicable grace
                                                            period has not expired, unless S&P believes that
                                                            such payments will be made during such grace period.
                                                            The D rating also will be used upon the filing of a
                                                            bankruptcy petition if debt service payments are
                                                            jeopardized.

Ca

Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

The lowest rated class; can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       Ratings For Municipal Securities

The following summarizes the two highest ratings used by Standard & Poor's Corporation for short term notes:

  SP-1 -- Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

  SP-2 -- Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for short term notes:

  MIG-1/VIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

  MIG-1/VIG-2 -- Obligations bearing these designations are of the high quality, with margins of protection ample although not so large as in the preceding group.

The following summarizes the two highest ratings used by Standard & Poor's Corporation for commercial paper:

  Commercial Paper rated A-1 by Standard & Poor's Corporation indicated that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for commercial paper:

  The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.